SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ___)
Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
| | Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TRAVELERS GROUP INC.
               (Name of Registrant as Specified in Its Charter)
                                       N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
| | $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5)  Total fee paid:


|X|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as  provided  by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid:

--------------------------------------------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      (3)  Filing Party:

--------------------------------------------------------------------------------

      (4)  Date Filed:

--------------------------------------------------------------------------------

[TRAVELERS GROUP INC. LOGO ]

TRAVELERS GROUP INC.
388 Greenwich Street
New York, New York 10013


                                                                  March 26, 1996


Dear Fellow Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Travelers Group Inc. on Wednesday, April 24, 1996. The meeting will be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, at 8:30 a.m. local time. The entrance to Carnegie Hall is on 57th Street just east of Seventh Avenue.

    At this meeting of stockholders, we will be voting on a number of matters, including:

       -- an increase in our Company's share capital, in part to make enough shares available for issuance to stockholders in connection with the 3-for-2 stock split announced by the Company; and

       -- a new stock incentive plan, to replace the 1986 Stock Option Plan which expires this year.


    In addition, in furtherance of our long-standing policy of encouraging employee ownership of our stock, we are pleased to announce a new Travelers WealthBuilder Plan directed to all employees, especially our lower compensated employees. This Plan, which is being developed for implementation January 1, 1997, will provide for annual grants of stock options to every full-time employee of the Company, other than senior executives, based on a percentage of his or her annual compensation. I am particularly excited about our new Travelers WealthBuilder Plan not only because the number of shares owned by employees will increase under the Plan, but because all of our employees will have the opportunity to own shares. While the Travelers WealthBuilder Plan does not require stockholder approval, the shares issuable under the Plan will be allocated from the shares issuable under our new Travelers Group 1996 Stock Incentive Plan, which does require stockholder approval. Please consider this exciting new opportunity for employee participation at all levels of our Company as you read about this and the other proposals for stockholder action described in the proxy statement.


    Thank you for your continued support of our Company.

                                          Sincerely,

                                          /s/ Sanford I. Weill
                                           Sanford I. Weill


                                           Chairman of the Board
                                            and Chief Executive Officer

                              TRAVELERS GROUP INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders of Travelers Group Inc. (the "Company") will be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, on Wednesday, April 24, 1996 at 8:30 a.m. local time, for the following purposes:

       ITEM 1. To elect to the Board for a three-year term one class of directors, consisting of six directors;

       ITEM 2. To ratify the selection of the Company's independent auditors for 1996;

       ITEM 3. To consider and vote upon the proposal to amend the Certificate of Incorporation of Travelers Group Inc. to increase to 1.5 billion the shares of common stock authorized for issuance;

       ITEM 4. To approve an increase in the number of shares issuable under the Travelers Group Capital Accumulation Plan and certain other amendments;

       ITEM 5. To adopt the Travelers Group 1996 Stock Incentive Plan;

and to transact such other business as may properly come before the Annual Meeting.

    The Board of Directors has set the close of business on March 6, 1996 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's headquarters, 388 Greenwich Street, New York, New York prior to the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors


                                          /s/Charles O. Prince, III

                                          Charles O. Prince, III
                                          Secretary


March 26, 1996


IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED AND PROMPTLY RETURNED IN THE ENCLOSED ENVELOPE, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                              TRAVELERS GROUP INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                              -------------------

                                PROXY STATEMENT
                              -------------------

                         ANNUAL MEETING OF STOCKHOLDERS


    This Proxy Statement is being furnished to stockholders of Travelers Group Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, on Wednesday, April 24, 1996, at 8:30 a.m. local time, and at any adjournments or postponements of such meeting. This Proxy Statement and the accompanying proxy card are being mailed beginning on or about March 26, 1996, to stockholders of the Company on March 6, 1996, the record date for the Annual Meeting (the "Record Date"). Employees of the Company who are participants in one or more of the Company's benefit plans may receive this Proxy Statement and their proxy cards separately. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1995 will be delivered to stockholders prior to or concurrently with the mailing of the proxy material.


    Stockholders of the Company are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used.

    As a result of prior transactions including the payment of stock dividends in 1993 and the merger with The Travelers Corporation ("old Travelers"), certain of the Company's records, including but not limited to those relating to stock option grants and deferred directors' shares, include fractional share amounts. The Company cannot issue fractional share interests, however, and accordingly fractional share amounts have been deleted from the numbers reported in this Proxy Statement.

VOTING RIGHTS


    As of the Record Date, the outstanding stock of the Company entitled to receive notice of and to vote at the Annual Meeting consisted of 318,719,760 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and 3,995,356 shares of $4.53 ESOP Convertible Preferred Stock, Series C, par value $1.00 per share (the "Series C Preferred Stock"). The Series C Preferred Stock was issued in exchange for the Series A Preference Stock of old Travelers following the merger of old Travelers with and into the Company (the "Travelers Merger") effective December 31, 1993. Each share of Common Stock is entitled to one vote on each matter that is voted on at the Annual Meeting, and each share of Series C Preferred Stock is entitled to 1.3 votes on each matter that is voted on at the Annual Meeting. The Common Stock and the Series C Preferred Stock will vote together as a single class on all matters scheduled to be voted on at the Annual Meeting. Neither class is entitled to cumulative voting.


    The Company's other series of preferred stock, $1.00 par value, including the 8.125% Cumulative Preferred Stock, Series A, the 5.50% Convertible Preferred Stock, Series B, and the 9.25% Preferred Stock, Series D, have no right to vote on any of the matters that are scheduled to be voted on at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the best knowledge of the Company, as of the Record Date no person "beneficially owned" (as that term is defined by the Securities and Exchange Commission (the "SEC")) more than 5% of the Common Stock outstanding and entitled to vote at the Annual Meeting except:


                                                                        SHARES OF
                                                                       COMMON STOCK    PERCENTAGE
                                                                       BENEFICIALLY        OF
   NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                OWNED         CLASS(2)
--------------------------------------------------------------------   ------------    ----------
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
Alpha Assurances I.A.R.D. Mutuelle
Alpha Assurances Vie Mutuelle
Uni Europe Assurance Mutuelle
AXA
The Equitable Companies Incorporated................................    17,750,407         5.6%
    The Equitable Companies Incorporated
    787 Seventh Avenue
    New York, New York 10019


------------

(1) Based on Schedules 13G filed with the SEC by such beneficial owners in February 1996.

(2) Calculated on the basis of the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the Record Date.


    All of the Series C Preferred Stock is held of record by Dory & Co., the nominee of Fleet National Bank of Connecticut, One Federal Street, Boston, Massachusetts 02211, as trustee (the "ESOP Trustee") acting in connection with the employee stock ownership portion of The Travelers Savings, Investment and Stock Ownership Plan (the "TESIP Plan"), which plan was assumed by the Company in connection with the Travelers Merger. As of the Record Date, the shares of Series C Preferred Stock outstanding were beneficially held by 15,199 holders through their participation in the TESIP Plan.



QUORUM; VOTING PROCEDURES

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock and Series C Preferred Stock outstanding and entitled to vote shall constitute a quorum. Pursuant to applicable Delaware law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the items set forth in the Notice of Annual Meeting of Stockholders are set forth in the discussion of each item herein.


    Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies will be voted FOR all of the items listed on the proxy card and described below, and will be voted in the discretion of the persons designated as proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than those matters referred to herein. If you give specific voting instructions by checking the boxes on the proxy card, your shares of Common Stock will be voted in accordance with such instructions.

    The ESOP Trustee, as the record holder of the Series C Preferred Stock, will vote shares of Series C Preferred Stock that have been allocated to TESIP Plan participants' accounts in accordance with instructions received from such participants. Shares of Series C Preferred Stock as to which no instructions are received and shares that have not been allocated to the accounts of participants in the TESIP Plan will be voted by the ESOP Trustee in the same proportion as votes in respect of allocated shares as to which participants in the TESIP Plan have given instructions.

                        SECURITY OWNERSHIP OF MANAGEMENT


    The following table sets forth, as of the Record Date, the Common Stock and Series C Preferred Stock ownership of each director and certain executive officers of the Company. As of the Record Date, the directors and the executive officers of the Company as a group (26 persons) beneficially owned 8,373,311 shares of Common Stock including 1,252 shares of Series C Preferred Stock (assuming the conversion of such shares into shares of Common Stock) (or approximately 2.6% of the total voting power of the Common Stock and Series C Preferred Stock outstanding and entitled to vote at the Annual Meeting), including an aggregate of 1,627,061 shares of Common Stock that such persons may acquire pursuant to options exercisable within 60 days of the Record Date. As of the Record Date, all current and former employees as a group, including the executive officers of the Company, beneficially owned or had acquired through employee stock incentive, award or purchase plans an aggregate of approximately 93 million shares of Common Stock, which amount of Common Stock includes an aggregate of approximately 7.7 million shares of Common Stock that such persons may acquire pursuant to options exercisable within 60 days of the Record Date, and 3,213,301 shares of Common Stock issuable upon the conversion of the Series C Preferred Stock. Had such 93 million shares of Common Stock been held of record on the Record Date, such shares of Common Stock would have represented approximately 28.2% of the total voting power of the shares of Common Stock then outstanding and eligible to vote. These amounts are based upon the Company's records of beneficial ownership by all employees, including its current officers, under the Travelers Group Stock Option Plan (the "1986 Option Plan"), the Travelers Group 401(k) Savings Plan (the "Savings Plan"), the Travelers Group Capital Accumulation Plan (the "CAP Plan"), the Travelers Group Employee Incentive Plan ("EIP"), the Travelers Group Stock Purchase Plan, and various compensation plans for executives of Smith Barney (as defined herein). These amounts also include beneficial ownership by employees and executive officers under the old Travelers 1988 Stock Incentive Plan, the old Travelers 1982 Stock Option Plan and the old Travelers TESIP Plan, which plans were assumed by the Company in connection with the Travelers Merger, and the old Primerica Corporation Long-Term Incentive Plan, which was assumed by the Company in connection with the merger with Primerica Corporation in 1988. The actual ownership by employees is not determinable by the Company since employees may own shares of Common Stock in street name.



    As of the Record Date, no individual director or executive officer beneficially owned one percent or more of the Common Stock outstanding and entitled to vote at the Annual Meeting, except Mr. Weill who beneficially owned 5,283,369 shares (1.7%) of Common Stock, including 1,119,797 shares that he had the right to acquire pursuant to options exercisable within 60 days of the Record Date. As of the Record Date, no individual director or executive officer beneficially owned one percent or more of the Series C Preferred Stock, and no director or executive officer beneficially owned any shares of any other series of the Company's preferred stock. Except as otherwise expressly stated in the footnotes to the following table, beneficial ownership of shares means that the beneficial owner thereof has sole voting and investment power over such shares.

                                                         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                    ----------------------------------------------------
                                                                          STOCK OPTIONS
                                                       COMMON STOCK        EXERCISABLE         TOTAL
                                                    BENEFICIALLY OWNED      WITHIN 60       COMMON STOCK
                                                        EXCLUDING            DAYS OF        BENEFICIALLY
   NAME/TITLE                                           OPTIONS(1)        RECORD DATE(2)      OWNED(1)
-------------------------------------------------   ------------------    --------------    ------------
C. Michael Armstrong.............................            8,580                                8,580
  Director
Kenneth J. Bialkin...............................          151,078                              151,078
  Director
Edward H. Budd(3)................................          194,772              24,127          218,899
  Director
Joseph A. Califano, Jr.(4).......................           31,242                               31,242
  Director
Douglas D. Danforth..............................           43,085                               43,085
  Director
Robert F. Daniell................................            7,200                                7,200
  Director
James Dimon......................................          548,409             186,884          735,293
  Director and Executive Officer
Leslie B. Disharoon(5)...........................           78,478                               78,478
  Director
Gerald R. Ford...................................           22,571                               22,571
  Director
Ann Dibble Jordan................................            1,799                                1,799
  Director
Robert I. Lipp...................................          464,924              92,018          556,942
  Director and Executive Officer
Dudley C. Mecum(6)...............................           41,521                               41,521
  Director
Andrall E. Pearson...............................           31,638                               31,638
  Director
Joseph J. Plumeri, II............................           74,878              22,837           97,715
  Executive Officer
Frank J. Tasco...................................           10,520                               10,520
  Director
Linda J. Wachner.................................            8,249                                8,249
  Director
Sanford I. Weill(7)..............................        4,163,572           1,119,797        5,283,369
  Director and Chief Executive Officer
Joseph R. Wright, Jr.............................           24,147                               24,147
  Director
Arthur Zankel(8).................................           92,110                               92,110
  Director
All Directors and Executive Officers as a group          6,746,250           1,627,061        8,373,311
  (26 persons)(9)(10)............................


------------

 (1) This information includes, as of the Record Date, the following shares which are also deemed "beneficially owned": (i) the following number of shares of Common Stock granted in payment of directors' fees to nonemployee directors under the Company's plan, but receipt of which is deferred: Mr. Armstrong, 3,867; Mr. Bialkin, 31,078; Mr. Budd, 4,928; Mr. Califano, 21,806; Mr. Danforth, 27,063; Mr. Disharoon, 31,078; Mr. Mecum, 31,078; Mr.
     Pearson, 31,078; Mr. Tasco, 8,520; and Mr. Wright, 16,747; (ii) the following number of shares of Common Stock issued in exchange for shares of old Travelers common stock held under the old Travelers Deferred Compensation Plan for Non-employee Directors, receipt of which is deferred:
     Mr. Armstrong, 3,852; Mr. Lipp, 686; and Mr. Weill, 915; (iii) the following number of shares of Common Stock

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page) held (as of February 29, 1996) under the Savings Plan of the Company or its subsidiaries, as to which the holder has voting power but not dispositive power: Mr. Dimon, 2,935; Mr. Lipp, 4,801; Mr. Plumeri, 47; and Mr. Weill, 5,149; (iv) the following number of shares of Common Stock under the savings and investment feature of the TESIP Plan: Mr. Budd, 3,134; (v) the following number of shares of Common Stock awarded pursuant to the CAP Plan, as to which the holder may direct the vote but which remain subject to forfeiture and restrictions on disposition: Mr. Dimon, 45,312; Mr. Lipp, 43,083; Mr. Plumeri, 39,269; and Mr. Weill, 80,657; and (vi) 1,006 shares of Common Stock, the beneficial ownership of which is attributable to Mr. Budd, assuming as of February 29, 1996 the conversion into one share of Common Stock of each $66.21 of stated value of the 1,252 shares of Series C Preferred Stock held by Mr. Budd, which shares were awarded under the TESIP Plan. The TESIP Plan was assumed by the Company in connection with the Travelers Merger. The TESIP Plan includes a tax-deferred savings and investment feature (similar to the Savings Plan) that permits investment in the Company's Common Stock. Mr. Budd is the only director or executive officer who owns shares of Series C Preferred Stock.

 (2) Nonemployee directors are not eligible to receive stock option grants under the Company's plans.

 (3) Includes 703 shares of Common Stock held by Mr. Budd's wife, as to which Mr. Budd disclaims beneficial ownership.

 (4) Includes 800 shares of Common Stock owned by Mr. Califano's wife and 120 shares held by Mr. Califano as custodian, as to which Mr. Califano disclaims beneficial ownership.

 (5) Includes 1,400 shares of Common Stock owned by Mr. Disharoon's wife, as to which Mr. Disharoon disclaims beneficial ownership.

 (6) Includes 843 shares of Common Stock owned by Mr. Mecum's wife, as to which Mr. Mecum disclaims beneficial ownership.

 (7) Includes 100 shares of Common Stock owned by Mr. Weill's wife, as to which Mr. Weill disclaims beneficial ownership.

 (8) Includes 3,165 shares of Common Stock owned by Mr. Zankel's wife and 1,200 shares held by a trust of which Mr. Zankel is a trustee, as to which Mr. Zankel disclaims beneficial ownership.

 (9) This information also includes as "beneficially owned" (i) an aggregate of 24,346 shares of Common Stock and 1,252 shares of Series C Preferred Stock held under the Savings Plan of the Company or under the TESIP Plan, as to which the respective holders have voting power but not dispositive power, and (ii) an aggregate of 296,665 shares of Common Stock awarded under the CAP Plan, as to which the respective holders may direct the vote but which shares remain subject to forfeiture and restrictions on disposition.

(10) The table does not reflect the Common Stock beneficially owned by Robert F. Greenhill which at December 31, 1995, totaled 2,149,328 shares, consisting of 1,615,995 shares that were beneficially owned excluding options and 533,333 stock options exercisable within 60 days of the Record Date. Mr. Greenhill resigned from his positions as director and executive officer of the Company effective January 15, 1996.

                              -------------------

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16(a) Persons"), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. (the "NYSE"), and to furnish the Company with copies of all such forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the year ended December 31, 1995, each of its officers, directors and greater than ten percent stockholders complied with all such applicable filing requirements, except that due to an administrative oversight of the Company, Mr. Plumeri made a late filing for one 1994 transaction in which he acquired restricted shares of Common Stock through the automatic exchange of shares of a former employer.

                                    ITEM 1:
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company is classified into three classes. The six directors serving in Class II have terms expiring at the Annual Meeting. The Class II directors currently serving on the Board, Messrs. Armstrong, Bialkin, Mecum, Weill, Wright and Zankel, have been nominated by the Board of Directors for re-election to three-year terms at the Annual Meeting.

    Each Class II nominee elected will hold office until the Annual Meeting of Stockholders to be held in 1999 and until his successor has been duly elected and qualified, unless prior to such meeting a director shall resign, or his directorship shall become vacant due to his death or removal.

    The following information with respect to the principal occupation and business experience and other affiliations of the directors during the past five years has been furnished to the Company by the directors. All ages are given as of the Record Date. Directors' terms as stated below include periods of Board membership with Commercial Credit Company ("CCC"), a predecessor corporation of the Company.


CLASS II: NOMINATED FOR ELECTION AT THE ANNUAL MEETING
          FOR A TERM ENDING 1999


[PICTURE]           C. Michael Armstrong
                        Mr. Armstrong, 57, became a director of the Company in December
                    1993. He is Chairman and Chief Executive Officer of Hughes Electronic
                    Corporation, a designer and manufacturer of advanced electronic systems for automotive, defense, space communications and industrial applications, located in Los Angeles, California. Mr. Armstrong was previously an officer of International Business Machines Corporation
                    ("IBM") where he was a member of IBM's Management Committee and Chairman of IBM World Trade Corporation. He is a member of the Board of Trustees of Johns Hopkins University, is chairman of the advisory board of Johns
                    Hopkins Medical School, and is a member of the CEO Board of Advisors of the Business School of the University of Southern California. Mr.
                    Armstrong is Chairman of the President's Export Council, a member of the
                    National Security Telecommunications Advisory Committee and a member of the Defense Policy Advisory Committee on Trade. Mr. Armstrong serves on the Board of Directors of The Times Mirror Company and The Los Angeles
                    World Affairs Council, is Chairman of Sabriya's Castle of Fun
                    Foundation, and is a member of the Supervisory Board of the
                    Thyssen-Bornemisza Group. He is also a director of The Conference Board and the California Business Roundtable.

[PICTURE]           Kenneth J. Bialkin
                        Mr. Bialkin, 66, has been a director of the Company since 1986. He has been for more than five years a partner in the law firm of Skadden,
                    Arps, Slate, Meagher & Flom, which performs legal services for the
                    Company from time to time. Mr. Bialkin is also a director of The
                    Municipal Assistance Corporation for the City of New York, Oshap
                    Technologies, Ltd., Tecnomatix Technologies Ltd. and Sapiens
                    International Corporation N.V.

[PICTURE]           Dudley C. Mecum
                        Mr. Mecum, 61, has been a director of the Company since 1986. Since
                    August 1989, Mr. Mecum has been a Partner in the firm of G.L. Ohrstrom &
                    Co. (a merchant banking firm). He was President of Environmental and
                    Engineering Services and was a senior executive and director of
                    Combustion Engineering, Inc. from 1985 to December 1987. Mr. Mecum was
                    Managing Partner of the New York office of Peat Marwick Mitchell & Co.
                    (now KPMG Peat Marwick LLP) from 1979 to 1985. He served in the United
                    States Government as Assistant Director of the United States Office of
                    Management and Budget in 1973 and as United States Assistant Secretary
                    of the Army (Installations and Logistics) from 1971 to 1973. Mr. Mecum is a director of Fingerhut Companies, Inc., Dyncorp, Vicorp Restaurants,
                    Inc., Lyondell Petrochemical Corp. and Roper Industries, Inc. Mr. Mecum
                    is also a director and Chairman of Alden Industries, Inc., a privately held company manufacturing commercial water heaters and boilers. Mr.
                    Mecum is also Chairman, President and Chief Executive Officer and a director of Hanow Industries Inc.

[PICTURE]           Sanford I. Weill
                        Mr. Weill, 62, has been a director of the Company since 1986. He has been Chairman of the Board and Chief Executive Officer of the Company
                    and its predecessor, CCC, since 1986; he was also its President from
                    1986 until 1991. He was President of American Express Company from 1983 to 1985; Chairman of the Board and Chief Executive Officer of American
                    Express Insurance Services, Inc. from 1984 to 1985; Chairman of the
                    Board and Chief Executive Officer, or a principal executive officer, of
                    Shearson Lehman Brothers Inc. from 1965 to 1984; Chairman of the Board of Shearson Lehman Brothers Holdings Inc. from 1984 to 1985; and a founding partner of Shearson's predecessor partnership from 1960 to
                    1965. Mr. Weill's son, Marc P. Weill, is a Senior Vice President and an
                    executive officer of the Company. Mr. Weill is Chairman of the Board of
                    Trustees of Carnegie Hall, and a director of the Baltimore Symphony
                    Orchestra. Mr. Weill is a member of the Board of Governors of New York
                    Hospital and is Chairman of the Board of Overseers of Cornell University
                    Medical Center and a member of the Joint Board of New York
                    Hospital--Cornell University Medical College. He is on the Board of
                    Overseers of Memorial Sloan-Kettering Cancer Center. He is a member of
                    Cornell University's Johnson Graduate School of Management Advisory
                    Board and a Board of Trustees Fellow. Mr. Weill is Chairman of the
                    National Academy Foundation. He served as Chairman of the Joint May-
                    oral/City Council Commission on Early Child and Child Care Programs
                    during the Dinkins Administration.

[PICTURE]           Joseph R.Wright, Jr.
                        Mr. Wright, 57, has been a director of the Company since 1990. Mr.
                    Wright is the Vice Chairman of the Jefferson Group, a consulting firm.
                    He is also Chairman and Chief Executive Officer of AVIC Group
                    International. From 1989 to 1993, he was Executive Vice President and
                    Vice Chairman of W.R. Grace & Co. (an international specialty chemicals and healthcare company) and President of Grace Energy Company (an international energy services company). Mr. Wright is currently
                    Co-chairman and a member of the Board of Directors of Baker & Taylor
                    Holdings, Inc. (an international book and video distribution company), a member of the Board of Directors of GRC International Inc., a member of the Board of Trustees of Hampton University and the Freedom Foundation,
                    and a member of the President's Export Council, Chief Executives
                    Organization, World Business Council, National Academy for Public
                    Administration, and the Citizens for a Sound Economy. He was Director
                    and Deputy Director of the United States Office of Management and Budget
                    from 1982 to 1989, a member of President Reagan's Cabinet from 1988 to
                    1989, and Deputy Secretary of Commerce from 1981 to 1982. Prior to that, he was president of two Citicorp retail credit card subsidiaries and a partner of Booz, Allen & Hamilton. He received the President's
                    "Citizenship Award" in 1989.

[PICTURE]           Arthur Zankel
                        Mr. Zankel, 64, has been a director of the Company since 1986. He has been Co-Managing Partner of First Manhattan Co. (a research and investment management company) since 1980. He is also a director of
                    Vicorp Restaurants, Inc. and Fund American Enterprises Holdings, Inc.
                    and a trustee of Skidmore College, Carnegie Halpsxl and New York
                    Foundation.



CLASS III: TERM ENDING 1997


[PICTURE]           Douglas D. Danforth
                        Mr. Danforth, 73, has been a director of the Company since 1987. He was Chairman of the Board and Chief Executive Officer of Westinghouse
                    Electric Corporation from December 1983 to December 1987, and was Vice
                    Chairman and Chief Operating Officer of Westinghouse from 1978 to 1983.
                    He currently serves as Chairman of the Board of Graco Children's
                    Products, Inc. Mr. Danforth is a director of Sola International Inc. and
                    The American European Associates. Mr. Danforth is also a trustee of
                    Carnegie-Mellon University, Syracuse University, Allegheny Health,
                    Education and Research Foundation and the Pittsburgh Trust for Cultural
                    Resources. He is also a member of the Executive Committee of the
                    Allegheny Conference on Community Development and a director of the
                    Pittsburgh Foundation.

[PICTURE]           Robert F. Daniell
                        Mr. Daniell, 62, became a director of the Company in December 1993.
                    He is Chairman of United Technologies Corporation, a broad based designer and manufacturer of high technology products, located in
                    Hartford, Connecticut. He joined the Sikorsky Aircraft Division of
                    United Technologies Corporation in 1956 and served as President of
                    Sikorsky Aircraft from 1981 to 1983. He was a Senior Vice President of
                    United Technologies from 1983 to 1984 and served as its President and
                    Chief Operating Officer from 1984 to February 1992. He was elected a director of United Technologies in 1984 and Chairman in 1987. He served as Chief Executive Officer of United Technologies from 1986 to April
                    1994. Mr. Daniell is a director of Shell Oil Company. He is also a member of The Conference Board and The Business Council.


[PICTURE]           Leslie B. Disharoon
                        Mr. Disharoon, 63, has been a director of the Company since 1986. He was Chairman of the Board, President and Chief Executive Officer of
                    Monumental Corporation (an insurance holding company) from 1978 to 1988.
                    He is a director of The Johns Hopkins Health System, Aegon USA, Inc.,
                    GRC International Inc. and M.S.D. & T. Funds, Inc., and President of the
                    Caves Valley Club Inc.

[PICTURE]           Gerald R. Ford
                        The Honorable Gerald R. Ford, 82, has been a director or an honorary director of the Company since 1986. Mr. Ford was President of the United
                    States from August 1974 through January 1977, having served as Vice
                    President of the United States from December 1973 through August 1974.
                    He is a lecturer and business consultant to several corporations. He serves as a director of Alexander & Alexander Services, Inc. and is an advisory director to Texas Commerce Bankshares, Inc. and American
                    Express Company.

[PICTURE]           Robert I. Lipp
                        Mr. Lipp, 57, has been a director of the Company since 1991, and is a Vice Chairman and Group Chief Executive of the Company. Mr. Lipp has
                    been the Chairman of the Board and Chief Executive Officer of The
                    Travelers Insurance Group Inc. ("TIGI") since December 1993. The Company has announced that Mr. Lipp will be the Chairman and Chief Executive
                    Officer of Travelers/Aetna Property Casualty Corp., the newly formed subsidiary of the Company that will own The Travelers Indemnity Company and its subsidiaries as well as all of the property and casualty operations to be purchased from Aetna Life and Casualty Company
                    ("Aetna"). From 1991 to 1993, he was Chairman and Chief Executive
                    Officer of CCC, a wholly owned subsidiary of the Company. From April
                    1986 through September 1991, he was an Executive Vice President of the
                    Company and its corporate predecessor. Prior to joining the Company in
                    1986, he was a President and a director of Chemical New York Corporation and Chemical Bank where he held senior executive positions for more than five years prior thereto. Mr. Lipp is a director of The New York City
                    Ballet.

[PICTURE]           Andrall E. Pearson
                        Mr. Pearson, 70, has been a director of the Company since 1986. He has been a Professor at the Harvard Business School since 1985. He was
                    President of Pepsico, Inc. from 1970 to 1984. He is a director of The
                    May Department Stores Company, Pepsico, Inc. and Lexmark Inc. Mr.
                    Pearson is also a general partner of Clayton, Dubilier & Rice, Inc., a private investment firm, and the Chairman of the Board and a director of
                    Kraft Foodservice Inc., which is owned by Clayton, Dubilier & Rice, Inc.


[PICTURE]           Linda J. Wachner
                        Mrs. Wachner, 50, has been a director of the Company since 1991. She is Chairman, President and Chief Executive Officer of the Warnaco Group,
                    Inc. and of Warnaco Inc., a Fortune 1000 apparel company, and Chairman and Chief Executive Officer of Authentic Fitness Corporation, an
                    activewear manufacturer. Mrs. Wachner is also a director of the American
                    Apparel Manufacturers Association and the New York City Partnership. She
                    currently serves on the Policy Committee of The Business Roundtable, the
                    Board of Trustees of The Aspen Institute and Carnegie Hall,
                    Thirteen/WNET, and the Board of Overseers of Memorial Sloan-Kettering
                    Cancer Center. In 1994, Mrs. Wachner was reappointed by President
                    Clinton to the Advisory Committee for Trade Policy Negotiations, on
                    which she also served under President Bush and President Reagan. She is a member of the Council on Foreign Relations.


CLASS I: TERM ENDING 1998


[PICTURE]           Edward H. Budd
                        Mr. Budd, 62, has been a director of the Company since 1992. Mr.
                    Budd joined The Travelers Corporation in 1955, and was elected President and a director in 1976. He became Chief Executive Officer in 1981 and
                    Chairman of the Board in 1982. Following the completion of the Travelers
                    Merger in 1993, Mr. Budd served as Chairman of the Travelers insurance operations and as Chairman of the Executive Committee of the Board of
                    Directors of the Company. In September 1994, Mr. Budd retired as an officer of the Company and its subsidiaries. He is also a director of
                    Delta Air Lines, Inc. and GTE Corporation and a member of The Business
                    Council.

[PICTURE]           Joseph A. Califano, Jr.
                        Mr. Califano, 64, has been a director of the Company since 1988. He is Chairman and President of the Center on Addiction and Substance Abuse
                    at Columbia University, an independent not-for-profit organization established to combat all forms of substance abuse. From 1983 to 1992, he was a Senior Partner at the law firm of Dewey Ballantine, which performs legal services for the Company from time to time. He is a director of Authentic Fitness Corporation, Automatic Data Processing,
                    Inc., Chrysler Corporation, HealthPlan Services Inc., Kmart Corporation,
                    New York and New England Telephone Companies and Warnaco Inc., and a
                    trustee of the American Ditchley Foundation, New York University and The
                    Twentieth Century Fund. He serves as Chairman of the Institute for
                    Social and Economic Policy in the Middle East at the Kennedy School of
                    Government at Harvard University, and as a Governor of New York
                    Hospital, as a Director of Georgetown University and a member of the
                    Institute of Medicine of the National Academy of Sciences. Mr. Califano
                    served as Secretary of the United States Department of Health, Education
                    and Welfare from 1977 to 1979. He was Special Assistant for Domestic
                    Affairs to the President of the United States from 1965 to 1969, and held various positions in the United States Department of Defense from
                    1961 to 1965. He is the author of nine books.


[PICTURE]           James Dimon
                        Mr. Dimon, 39, has been a director of the Company since September
                    1991. He is President and Chief Operating Officer of the Company. He is
                    also Chairman of the Board, Chief Executive Officer and a member of the executive committee of Smith Barney Inc., the Company's investment banking and securities brokerage subsidiary ("Smith Barney"). From May
                    1988 to June 1995 he was Chief Financial Officer of the Company. He was,
                    from May 1988 to September 1991, Executive Vice President of the
                    Company. Mr. Dimon was Chief Operating Officer of Smith Barney until
                    January 1996 and was Senior Executive Vice President and Chief
                    Administrative Officer of Smith Barney from 1990 to 1991. He is also a director, Chief Executive Officer and Chairman of the Board of Smith
                    Barney Holdings Inc. ("SB Holdings"), the immediate parent company of
                    Smith Barney. From March 1994 to January 1996 he was Chief Operating
                    Officer of SB Holdings. From 1986 to 1988, Mr. Dimon was Senior Vice
                    President and Chief Financial Officer of CCC, the Company's predecessor.
                    From 1982 to 1985, he was a Vice President of American Express Company
                    and Assistant to the President, Sanford I. Weill. Mr. Dimon is a trustee of New York University Medical Center and Chairman of the Board of the
                    New York Academy of Finance.

[PICTURE]           Ann Dibble Jordan
                        Ms. Jordan, 61, has been a director of the Company since 1989. She is a consultant and serves on the Boards of Directors of Johnson &
                    Johnson Corporation, Hechinger Company, the National Symphony Orchestra,
                    The Phillips Gallery, Child Welfare League, Automatic Data Processing,
                    Inc. and the Salant Corp. She was formerly the Director of the
                    Department of Social Services for the University of Chicago Medical
                    Center from 1986 to 1987, and was also Field Work Associate Professor at the School of Social Service Administration of the University of Chicago
                    from 1970 to 1987. She served as the Director of Social Services of
                    Chicago Lying-in Hospital from 1970 to 1985.


[PICTURE]           Frank J. Tasco
                        Mr. Tasco, 68, has been a director of the Company since 1992. Mr.
                    Tasco is the retired Chairman of the Board and Chief Executive Officer of Marsh & McLennan Companies, Inc. and is currently a director. He is also a director of New York Telephone Company and New England Telephone
                    Company. He was a member of President Bush's Drug Advisory Council and is at present Chairman of New York Drugs Don't Work. Mr. Tasco is a
                    director of Phoenix House Foundation and St. Francis Hospital, Roslyn,
                    New York. He is a member of the Council on Foreign Relations, the
                    Lincoln Center Consolidated Corporate Fund Leadership, the Foreign
                    Policy Association and a trustee of New York University.


MEETINGS OF THE BOARD OF DIRECTORS


    The Board of Directors met eight times during 1995. Each director attended at least 75 percent of the meetings of the Board of Directors and Board Committees of which he or she was a member during 1995 or the period thereof during which he or she was a member.


COMMITTEES OF THE BOARD OF DIRECTORS


    The following are the current members and functions of the standing committees of the Board of Directors.

    Executive Committee. The members of the Executive Committee are Messrs. Budd (Chairman), Bialkin, Weill, Wright, and Zankel. The Executive Committee meets in place of the full Board of Directors when scheduling makes it difficult to convene all of the directors or when issues arise requiring immediate attention. The Executive Committee met twice during 1995.

    Audit Committee. The members of the Audit Committee are Messrs. Mecum (Chairman), Armstrong, Califano, Danforth, Disharoon, Tasco and Wright. The primary functions of the Audit Committee, composed entirely of nonmanagement directors, are to pass upon the scope of the independent certified public accountants' examination, to review with the independent certified public accountants and the Company's principal financial and accounting officers the audited financial statements and matters that arise in connection with the examination, to review the Company's accounting policies and the adequacy of the Company's internal accounting controls, and to review and approve the independence of the independent certified public accountants. The Audit Committee met seven times during 1995.


    Nominations and Compensation Committee. The members of the Nominations and Compensation Committee (the "Compensation Committee") are Messrs. Zankel (Chairman), Bialkin, Daniell, Ford and Pearson, Ms. Jordan and Mrs. Wachner. From time to time, the Compensation Committee acts as a nominating committee in recommending candidates to the Board as nominees for election at the Annual Meeting of Stockholders or to fill such Board vacancies as may occur during the year. The Compensation Committee will consider candidates suggested by directors or stockholders. Nominations from stockholders, properly submitted in writing to the Secretary of the Company, will be referred to the Compensation Committee for consideration. The Compensation Committee represents the full Board of Directors in matters relating to the compensation of Company officers and, from time to time, recommends to the full Board of Directors appropriate methods and rates of director compensation. It also administers the Company's 1986 Option Plan, the Company's CAP Plan, those option plans of old Travelers assumed by the Company in connection with the Travelers Merger, and the Travelers Group Executive Performance Compensation Plan (the "Compensation Plan") approved by stockholders at the 1994 Annual Meeting. The Compensation Committee will have the responsibility for administration of the Travelers Group 1996 Stock Incentive Plan (the "1996 Incentive Plan") if approved by stockholders at the Annual Meeting. A subcommittee of the Compensation Committee, comprised of "outside directors" (as such term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) will have the exclusive authority to grant options to Section 16(a) Persons and Covered Employees (as hereinafter defined) under the Company's 1986 Option Plan and the 1996 Incentive Plan and to administer certain other elements of the 1996 Incentive Plan covered by Section 162(m), if the adoption of such plan is approved by stockholders at the Annual Meeting. The subcommittee also determines performance goals under the Compensation Plan and is responsible for determining whether such goals have been met. The Compensation Committee met nine times during 1995. References herein to the "Compensation Committee" shall be deemed to be references to the subcommittee in all cases where Section 162(m) of the Code would require that action be taken by the subcommittee rather than the full Compensation Committee.


    Ethics and Public Affairs Committee. The members of the Committee are Messrs. Bialkin (Chairman), Budd, Califano, Daniell, Ford, Mecum and Wright, and Ms. Jordan. The Committee reviews and approves the Company's compliance programs, relationships with external constituencies and public activities. The Committee met three times during 1995.

    Finance Committee. The members of the Committee are Messrs. Dimon (Chairman), Armstrong, Danforth, Disharoon, Pearson, Tasco and Zankel, and Mrs. Wachner. The Committee reviews issues relating to funding requirements, significant investments, complex financial instruments and credit rating issues which arise in the Company's operations. The Committee met three times during 1995.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF
                                                             ---
EACH OF THE SIX NOMINEES IN CLASS II, C. MICHAEL ARMSTRONG, KENNETH J. BIALKIN, DUDLEY C. MECUM, SANFORD I. WEILL, JOSEPH R. WRIGHT, JR. AND ARTHUR ZANKEL, AS A DIRECTOR OF THE COMPANY FOR A THREE-YEAR TERM. Assuming the presence of a quorum, directors shall be elected by a plurality of the votes cast at the Annual Meeting by holders of Common Stock and Series C Preferred Stock, voting as a single class, for the election of directors. Under applicable Delaware law, in tabulating the vote, broker nonvotes will not be considered present at the Annual Meeting and will have no effect on the vote.

                             EXECUTIVE COMPENSATION


EXECUTIVE PERFORMANCE COMPENSATION PLAN


    The Compensation Plan, approved by stockholders in 1994, establishes certain performance criteria for determining the maximum amount of bonus compensation available, including that portion of bonuses payable in the form of restricted stock under the Company's CAP Plan, for those executive officers who, on the last day of the Company's taxable year, consist of the chief executive officer and the four other most highly compensated executive officers of the Company or its subsidiaries named in the Summary Compensation Table in the Company's proxy statement from time to time (the "Covered Employees"). The Compensation Plan sets forth performance-based criteria based on the consolidated net income of the Company and its subsidiaries for executive officers who have wide-ranging responsibilities for the Company's overall performance.


    The creation of a bonus pool in which the Covered Employees participate is contingent upon the Company achieving at least a 10% Return on Equity, as defined in the Compensation Plan. If a Return on Equity of at least 10% is achieved, a bonus pool of 1.4% of Adjusted Net Income, as defined in the Compensation Plan, will be established. If Return on Equity exceeds 10%, the amount of the bonus pool is subject to cumulative increases based upon the extent to which the Return on Equity exceeds the 10% minimum threshold. Accordingly, the Return on Equity calculation established under the Compensation Plan is the basis on which both the availability and size of the bonus pool is determined.



    The Compensation Plan also establishes that up to 31% of any bonus pool established will be available for bonus awards to the chief executive officer and up to 23% will be available to each of the other three eligible participants (other than Mr. Greenhill). Any portion (up to $3 million) of a share of the bonus pool calculated for any of those four eligible executive officers for a particular bonus year may be awarded by the Compensation Committee to such person in a succeeding year to the extent not awarded for the bonus year provided that such award by the Compensation Committee will only be made to reward extraordinary performance by any such executive officer.



    As a result of the resignation of Mr. Greenhill, a fifth individual will be entitled to share in the bonus pool for 1996. In accordance with the terms of the Compensation Plan, the amount of the bonus pool for 1996 will be initially determined without taking such additional individual into account and the bonus pool will then be increased by the dollar amount available to be paid to any one of the three most highly paid executives other than the Chief Executive Officer. The net result will be that the Chief Executive Officer will be entitled to a maximum bonus equal to 25.2% of the adjusted bonus pool and each of the four other eligible executive officers will be entitled to a maximum bonus equal to 18.7% of the adjusted bonus pool.


    In accordance with the Compensation Plan, Mr. Greenhill's bonus was based on the Defined After-Tax Earnings of Smith Barney Holdings and its subsidiaries. Because Defined After-Tax Earnings for 1995 exceeded $100 million, Mr. Greenhill was entitled to receive a bonus.

    In the event that bonus compensation thresholds are met and the percentages set forth in the Compensation Plan are applied, the Compensation Committee nevertheless retains discretion to reduce or eliminate payments under the Compensation Plan for any of the participating executive officers to take into account subjective factors, including an individual's performance or other relevant criteria.


REPORT OF THE NOMINATIONS AND COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION


    Statement of Philosophy. The Company seeks to attract and retain highly qualified employees at all levels, including particularly executive officers whose performance is critical to the Company's success. In order to accomplish this, the Company is willing to provide superior compensation for superior performance. Such performance is measured on either a company-wide or a business unit basis, or using both criteria, as the nature of an executive's responsibilities may dictate.

    Compensation of executive officers in 1995 consisted of base salary and performance-based bonuses, a significant portion of which was restricted stock awarded pursuant to the Company's CAP Plan. Bonuses are generally discretionary, but for the chief executive officer of the Company and the four most highly compensated other executive officers they are determined under the Compensation Plan discussed above. In addition, under the Company's long-standing policy of providing economic incentives to its employees at all levels in the form of stock ownership, the Company from time to time grants stock options, not only to executive officers but to a broad range of employees. All executives who are members of the Company's Planning Group (the "Planning Group") have agreed that, for so long as they are members of such group, they will not dispose of their shares of Common Stock except for donations to charity or for use in connection with participation in the stock option and restricted stock plans of the Company.

    It is also the Company's policy to take all reasonable steps to obtain the fullest possible corporate tax deduction for compensation paid to its executive officers by qualifying for the exemptions from limitations on such deductibility under Section 162(m) of the Code. To this end, in 1993 the Company requested and received stockholder approval for changes to the 1986 Option Plan to meet such Code requirements, and in 1994 obtained stockholder approval of the Compensation Plan, which is designed to have such effect. Stockholder approval is being sought for the adoption of the 1996 Incentive Plan which also is designed to have such effect.

    1995 Compensation Committee Review Process. Compensation of the Chief Executive Officer is established by the Compensation Committee, which is composed entirely of nonemployee directors. Executive compensation, other than the compensation of the Chief Executive Officer of the Company, is reviewed and approved annually by the Compensation Committee. The Compensation Committee considered and gave various weights to both qualitative and quantitative factors, including such factors as earnings, earnings per share, return on equity and return on assets. In conducting such review, the Compensation Committee has generally examined changes in the Company's financial results over time, both overall corporate results and on an operating unit basis, and comparative data for comparable companies, to the extent it is publicly available. However, the analysis of corporate performance in financial reporting terms alone is not determinative. The Compensation Committee also gave significant weight to qualitative factors with particular emphasis on the performance of the Company's executive team in a year in which, among other factors, a significant disposition was completed, an agreement pertaining to a major acquisition was entered into, and certain internal restructuring activities were emphasized.

    With regard to its consideration of compensation for the Chief Executive Officer and the three other most highly compensated executive officers of the Company other than Mr. Greenhill, the maximum amounts available for bonus awards to each such person were determined pursuant to the formula set forth in the Compensation Plan. Under the Compensation Plan, the maximum bonus pool for 1995 for the Chief Executive Officer and the three other most highly compensated executive officers of the Company other than Mr. Greenhill was approximately $36.5 million. The amounts awarded to such persons is set forth in the Summary Compensation Table below and total approximately $17 million.

    With regard to its consideration of compensation for the Chief Executive Officer and the three other most highly compensated executive officers of the Company other than Mr. Greenhill, the Compensation Committee utilized the assistance of an independent compensation consulting firm.

    The amount of Mr. Greenhill's bonus for 1995, set forth in the Summary Compensation Table below, was calculated in accordance with his employment agreement based solely on Defined After-Tax Earnings (as defined in the Compensation Plan).

    Base Salary. Increases in base salary paid to all executive officers are determined periodically, based upon the individual's performance, any change in the scope of responsibilities and the individual's seniority and experience. Examination of competitors' pay practices in this area is conducted periodically to ensure that the Company will be in a position to attract new talent and retain current valuable employees.

    Incentive Bonuses. Discretionary bonus awards are generally a substantial part of total compensation of Company executives. Factors considered included not only individual performance but also performance of each business unit for which the executive may be directly responsible, and such individual's contributions to overall Company policy and strategic decisions through membership in the corporate Planning Group that consists of the most senior executives of the Company. Because a percentage of executive compensation is paid in the form of restricted stock under the Company's CAP Plan, bonus awards are not only a short-term cash reward but also a long-term incentive that ties future realization of benefits by such executives to the enhancement of stockholder values. The restricted period applicable to awards to executive officers under the CAP Plan was extended from two to three years beginning with the awards made with respect to 1994, in furtherance of the long-term nature of such compensation. In addition, the Compensation Plan provided for the determination of maximum bonuses payable under such plan to the chief executive officer and the other four most highly compensated executives.

    Stock Options. Other than grants of stock options that arose by operation of the reload feature of the 1986 Option Plan approved by stockholders in 1992 (which do not increase a participant's net equity position) no grants of stock options have been made to Mr. Weill since the Company's initial public offering in 1986 or during 1995 to any other Covered Employee except 100,000 to Mr. Dimon and 50,000 to Mr. Lipp and, with respect to Mr. Dimon, options granted in lieu of a portion of shares of restricted stock awarded under the CAP Plan. In making option awards generally, the Compensation Committee considers the number of options previously granted to each executive in order to determine whether the total number of shares covered by all outstanding option awards adequately reflects the individual's importance to the future success and profitability of the Company. The 1986 Option Plan expires by its terms on September 24, 1996 and stockholders are being asked to approve the 1996 Incentive Plan at the Annual Meeting.

    Compensation of the Chief Executive Officer. The Compensation Committee believes that 1995 was a year of accomplishment for the Company, marked by another substantial increase in operating earnings per share. Externally there was one major strategic disposition, as well as the agreement to acquire the property and casualty insurance operations of Aetna. Mr. Weill provided the leadership for these accomplishments.

    No grants of additional stock options were made to Mr. Weill in 1995, other than by operation of the reload feature of the Company's 1986 Option Plan upon Mr. Weill's exercise of his Control Data Options (as defined herein) and the reload options associated with such exercise.

    Based on the factors considered by the Compensation Committee as discussed elsewhere in this report the Compensation Committee has concluded that the compensation of each of the senior executives named in the Summary Compensation Table was appropriate.

                             THE NOMINATIONS AND COMPENSATION COMMITTEE:

                              ARTHUR ZANKEL (Chairman)
                              KENNETH J. BIALKIN               ANN DIBBLE JORDAN
                              ROBERT F. DANIELL                ANDRALL E. PEARSON
                              THE HONORABLE GERALD R. FORD     LINDA J. WACHNER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The persons named above under the caption "Election of Directors--Committees of the Board of Directors--Nominations and Compensation Committee" were the only members of such Committee during 1995. Mr. Bialkin, a member of the Compensation Committee, is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom, which performs legal services for the Company from time to time. Mr. Bialkin will not serve as a member of the subcommittee of the Compensation Committee that will administer the Compensation Plan, grant awards to Section 16(a) Persons under the CAP Plan and grant options to Section 16(a) Persons under the 1986 Option Plan and the 1996 Incentive Plan if its adoption is approved by the stockholders at the Annual Meeting.

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth compensation paid by the Company and its subsidiaries to the chief executive officer and the four other most highly compensated executive officers for services rendered to the Company and its subsidiaries in all capacities during each of the fiscal years ended December 31, 1995, 1994 and 1993. The format of this table has been established by the SEC. All share numbers in the column entitled "Securities Underlying Stock Options (number of shares)" and in the footnotes to the table have been restated to the extent necessary to give effect to the two stock dividends declared and paid during 1993.


                           SUMMARY COMPENSATION TABLE


                                                                              LONG TERM
                                                                            COMPENSATION
                                      ANNUAL COMPENSATION                     AWARDS(A)
                             -------------------------------------  -----------------------------
                                                                                    SECURITIES
                                                         OTHER      RESTRICTED      UNDERLYING
  NAME AND PRINCIPAL                                     ANNUAL        STOCK      STOCK OPTIONS     ALL OTHER
       POSITION                                       COMPENSATION    AWARDS        (NUMBER OF     COMPENSATION
     AT 12/31/95       YEAR  SALARY ($)   BONUS ($)      ($)(B)       ($)(C)         SHARES)          ($)(D)
---------------------- ----  ----------  -----------  ------------  -----------  ----------------  ------------
Sanford I. Weill...... 1995  $1,025,000  $ 4,303,750    $277,781    $ 2,261,608      2,754,404     $     2,448
 Chairman of the Board 1994   1,025,000    2,653,750     224,219      1,528,327        525,517           3,416
   and Chief Executive 1993   1,018,750    3,030,313     242,290      1,618,515      2,057,219           2,404
   Officer
James Dimon........... 1995     650,000    2,904,875       4,889      1,460,153        436,700           1,142
 President and Chief   1994     629,167    2,145,208      12,224        750,894         84,031(F)        1,336
   Operating Officr    1993     518,750    1,430,312                    726,202        450,530           1,132
Robert I. Lipp........ 1995     600,000    2,160,000       5,333      1,119,997        245,143           1,962
 Vice Chairman         1994     589,167    1,600,208                    866,365         96,641           1,982
                       1993     532,083    1,276,979                    666,691        184,541           1,900
Robert F. Greenhill(E) 1995     995,000   10,922,453     109,844              0              0      22,706,150
Chairman and CEO,      1994     995,000    4,034,755      50,000      2,128,770              0          44,150
   Smith Barney Inc.   1993     516,635    3,448,341                 19,982,785      1,333,333               0

Joseph J. Plumeri II.. 1995     950,000    1,701,250       5,333      1,064,983         48,527          74,757
 Vice Chairman         1994     655,833    1,304,542       5,333        764,600        100,000         293,350
                       1993     187,500    1,175,625                    499,166        200,000               0

(Footnotes for preceding page)

------------

 (A)  The shares reflected as grants of stock options for 1993, 1994 and 1995 were in each case reload options created upon an exercise of outstanding options by a surrender of previously owned shares, except for options covering: 230,666 shares and 100,000 shares granted to Mr. Dimon in 1993 and 1995, respectively; 50,000 shares granted to Mr. Lipp in each of 1994 and 1995; 1,333,333 shares granted to Mr. Greenhill in 1993; and
      200,000 and 100,000 shares granted to Mr. Plumeri in 1993 and 1994, respectively.


 (B)  Except as set forth in this column, none of the executive officers received other annual compensation during 1995 required to be set forth in this column. The aggregate amounts set forth for Mr. Weill and Mr. Greenhill for 1995 include $46,635 and
      $109,844, respectively, for use of Company transportation.

 (C)  Restricted stock awards are made under the Company's CAP Plan. The CAP Plan provides for payment, mandatory as to senior executives and certain others within the Company and certain of its subsidiaries, of a portion of compensation in the form of awards of restricted stock at a discount (currently 25%) from market value. Under the current award formula in effect under the CAP Plan for corporate executives, the following percentages of annual compensation are payable in the form of shares of restricted stock:

                ANNUAL COMPENSATION                    % IN RESTRICTED STOCK
----------------------------------------------------   ---------------------
Up to $200,000......................................            10%
$200,001 to $400,000................................            15%
$400,001 to $600,000................................            20%
Amounts over $600,000...............................            25%

    Annual compensation generally consists of salary and incentive awards. The recipient of restricted stock is not permitted to sell or otherwise dispose of such stock (except by will or the laws of descent and distribution and except in connection with participation in the reload program) for a period of two years from the date of award with respect to awards made for years prior to 1994 and three years from the date of award for awards made for 1994 and after (or such other period as may be determined to be applicable to various classes of participants in the sole discretion of the Compensation Committee). Except as noted in footnote (E), all of the awards listed in the table for 1993 vest on the second anniversary of the date of award and for 1994 and 1995 vest on the third anniversary of the date of award if the executive continues employment with the Company during the vesting period. Upon expiration of such restricted period, and assuming the recipient's continued employment with the Company, the shares of restricted stock become fully vested and freely transferable. From the date of award, the recipient may vote the restricted stock and receives dividends or dividend equivalents on the shares of restricted stock at the same rate as dividends are paid on all outstanding shares of Common Stock. As of December 31, 1995, and including the awards made in January 1996 in respect of 1995, the total holdings of restricted stock under the CAP Plan and the market value at such date of such shares for each of the persons in the Summary Compensation Table were as follows: Mr. Weill: 80,657 shares ($5,051,144.63); Mr. Dimon: 45,312 shares ($2,837,664); Mr. Lipp: 43,083 shares ($2,698,072.88); Mr. Greenhill: 61,040 shares ($3,822,630) and Mr.
    Plumeri: 39,269 shares ($2,459,221.13). The year-end market price was $62.625 per share.

 (D)  Includes the Company matching grant for 1995 pursuant to the Company's Savings Plan (in the form of Common Stock having a market value of $1,000 at December 31, 1995) for
      Messrs. Weill, Dimon, Lipp, Greenhill and Plumeri and supplemental life insurance paid by the Company. In the case of Mr. Greenhill, also includes $22,662,000 accrued in connection with his severance arrangement consisting of $2,985,000 attributable to salary, $9,632,000 attributable to the unamortized cost of unvested restricted stock,
      $3,016,000 attributable to the cash value of restricted stock awarded under the CAP
      Plan, $6,817,000 attributable to the cash value of unexercised options and $212,000 attributable to benefits. In the case of Mr. Plumeri, also includes the value of certain incentive awards and other benefits granted by the seller and assumed and satisfied by Smith Barney in connection with the acquisition of the domestic retail business of Shearson Lehman Brothers Inc. by Smith Barney.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

 (E)  In addition to the restricted stock awarded under the CAP Plan (referred to in footnote
      C above), in 1993 Mr. Greenhill received a restricted stock award pursuant to his employment agreement. See "Employment Protection Agreements," below. Such award covered
      533,333 shares and vests at a rate of 20% per year on the anniversary of the date of grant. At December 31, 1995, 320,000 shares, with an aggregate year-end market price
      (at $62.625 per share) of $20,040,000, were subject to restriction. Effective January
      15, 1996, Mr. Greenhill resigned from his positions as a director and executive officer of the Company.
 (F)  Includes 32,297 shares covered by options awarded at the election of Mr. Dimon in lieu of restricted stock awarded to him under the CAP Plan.

STOCK OPTIONS GRANTED


    The following table sets forth information with respect to stock options granted during 1995 to each of the executives named in the Summary Compensation Table. All options granted arose under the reload feature of the 1986 Option Plan (which does not increase the net equity position of the participant) except for Mr. Dimon's grant covering 100,000 shares and Mr. Lipp's grant covering 50,000 shares. For Mr. Weill, these reload options arose upon the exercise of reload options associated with the stock options granted by Control Data Corporation ("Control Data Options") in 1986 when it was the parent company of the Company's corporate predecessor to facilitate the public offering of such subsidiary's stock. The "Grant Date Present Value" numbers set forth in the table below were derived by application of a variation of the Black-Scholes option pricing model. The following assumptions were used in employing such model:

    . stock price volatility was calculated by using the weekly closing price of the Company's Common Stock on the NYSE Composite Transactions Tape for the one-year period prior to the grant date of each option;

    . the risk-free interest rate for each option grant was the interpolated market yield on the date of grant on a Treasury bill with a term identical to the subject option, as reported by the Federal Reserve;

    . the dividend yield on the date of the option grant (based upon the actual annual dividend rate of 80 cents per share during 1995) was assumed to be constant over the life of the option;


    . exercise of the option was deemed to occur approximately one year after the date of grant with respect to options that vest six months after the date of grant and approximately four years after the date of grant with respect to options that vest at a rate of 20% per year, as appropriate, based upon each individual's historical experience of the average period between the grant date and exercise date for those options that have vested; and


    . the value arrived at through the use of the Black-Scholes model was discounted by 25% to reflect the reduction in value (as measured by the estimated cost of protection) of the options due to the agreement of executives who are members of the Company's Planning Group not to sell any Common Stock acquired through option exercises for as long as they are members of the Planning Group. For purposes of calculating the discount, a five year holding period was assumed even though each of the individuals may be a member of the Planning Group for more than five years.


    The potential value of options granted depends entirely upon a long-term increase in the market price of the Common Stock: if the stock price does not increase, the options would be worthless and if the stock price does increase, this increase would benefit both option holders and all stockholders.

                                                OPTION GRANTS IN 1995

                                                                    INDIVIDUAL GRANTS(B)
                                      --------------------------------------------------------------------------------
                                          NUMBER OF             % OF
                                          SECURITIES        TOTAL OPTIONS
                                          UNDERLYING         GRANTED TO       EXERCISE OR                  GRANT DATE
                                       OPTIONS GRANTED      ALL EMPLOYEES     BASE PRICE     EXPIRATION     PRESENT
   NAME                               (NUMBER OF SHARES)       IN 1995       ($ PER SHARE)      DATE      VALUE ($)(A)
------------------------------------  ------------------   ---------------   -------------   ----------   ------------

Sanford I. Weill....................          16,819             0.14%           39.50         02/18/03    $    64,099
                                             456,745             3.78            41.00         10/30/02      1,662,699
                                             570,514             4.72            42.13         04/30/03      2,181,580
                                              30,262              .25            49.38         02/18/03        134,421
                                             392,106             3.24            53.13         10/30/02      1,856,684
                                             415,944             3.44            49.88         10/30/02      1,851,809
                                             509,621             4.21            53.50         04/30/03      2,510,122
                                             362,393             3.00            59.50         10/30/02      1,993,408
                                            --------            -----                                     ------------
   Total............................       2,754,404            22.78                                       12,254,822

James Dimon.........................          10,398              .09            38.13         02/19/03         34,781
                                              37,230              .31            41.00         10/30/02        133,190
                                              44,798              .37            42.13         04/30/03        168,328
                                               9,390              .08            47.75         02/19/03         40,142
                                              81,521              .67            52.25         08/28/03        374,181
                                              37,813              .31            53.13         10/30/02        176,114
                                               9,168              .08            49.88         02/19/03         40,156
                                              33,903              .28            49.88         10/30/02        149,258
                                              40,016              .33            53.50         04/03/03        193,878
                                             100,000              .83            54.00         12/14/05      1,123,500
                                              32,463              .27            59.50         10/30/02        175,787
                                            --------            -----                                     ------------
   Total............................         436,700             3.62                                        2,609,315

Robert I. Lipp......................          11,382              .09            38.63         02/22/03         36,365
                                              30,306              .25            42.13         02/22/03        105,238
                                              10,820              .09            42.13         05/02/03         37,572
                                              30,686              .25            42.13         11/02/02        106,557
                                              31,228              .26            53.13         11/02/02        135,842
                                               7,941              .07            54.63         11/26/04         36,151
                                              19,145              .16            54.63         02/22/03         87,158
                                              26,650              .22            54.63         11/02/02        121,324
                                              26,985              .22            54.63         05/02/03        122,849
                                              50,000              .41            54.00         12/14/05        589,500
                                            --------            -----                                     ------------
   Total............................         245,143             2.02                                        1,378,556

Robert F.Greenhill..................               0           --               --               --            --

Joseph J. Plumeri II................          48,527              .40            45.50         07/23/03        138,302

------------

 (A)  All of the options granted in 1995 to Mr. Weill and Mr. Plumeri and all but 100,000
      options granted to Mr. Dimon and 50,000 options granted to Mr. Lipp were reload options. This table does not include 32,297 shares covered by options awarded at the election of Mr. Dimon in lieu of restricted stock awarded to him under the CAP Plan which are included in the Summary Compensation Table under the caption "Securities
      Underlying Stock Options." Rather than enhance his or her holdings, reload options are intended to enable an employee who exercises an option by tendering previously owned shares to remain in the same economic position (the "Equity Position") with respect to potential appreciation in the Company's Common Stock as if he or she had continued to hold the original option unexercised. As such, reload options meet the Company's objective of fostering continued stock ownership in the Company by its employees, but the receipt thereof by any such employee does not result in a net increase in his or her Equity Position.

      The table below sets forth the Equity Position of each of the above named executives with respect to options exercised and reload options granted in 1995. The Equity
      Position of each of such executives has remained constant.

                                    NET CHANGES IN EQUITY POSITION(1)

                                                               ENDING NET EQUITY POSITION
                                               ----------------------------------------------------------
                                               BEGINNING NET EQUITY                   NEW          NET
                                                    POSITION/            NET        RELOAD       CHANGE
                                                     OPTIONS            SHARES      OPTIONS     IN EQUITY
    NAME                                            EXERCISED          RECEIVED     GRANTED     POSITION
--------------------------------------------   --------------------    --------    ---------    ---------

Sanford I. Weill............................         3,172,473          418,069    2,754,404        0

James Dimon.................................           383,681           46,981      336,700        0

Robert I. Lipp..............................           229,291           34,148      195,143        0

Robert F. Greenhill.........................                 0                0            0        0

Joseph J. Plumeri II........................            55,599            7,072       48,527        0


------------

 (1)  The "Options Exercised" column sets forth the number of options exercised by such executive. The "Net Shares Received" sets forth the number of shares such executive actually received upon exercise of the option after subtracting the number of previously owned shares tendered to pay the exercise price and/or withheld to pay taxes on the exercise. The "New Reload Options" column sets forth the number of reload options granted to the executive which is in an amount equal to the number of shares tendered and/or withheld. The "Net Change in Equity Position" is the difference between the number of options exercised less the sum of the net shares received and the number of reload options granted.

 (B)  The option price of each option granted under the 1986 Option Plan is not less than the fair market value of the Common Stock subject to the option, determined in good faith by the Compensation Committee. Under current rules established by the Compensation
      Committee, fair market value is the closing sale price of Common Stock on the NYSE
      Composite Transactions Tape on the last trading day prior to the date of grant of the option. Options generally vest in cumulative installments of 20% on each anniversary of the date of grant such that the options are fully exercisable on and after five years from the date of grant until ten years and one month following such grant (in the case of non-qualified stock options, which represent all options currently outstanding). The
      Compensation Committee has discretion to establish a slower vesting schedule for options granted under the 1986 Option Plan. Participants are entitled to direct the
      Company to withhold shares otherwise issuable upon an option exercise to cover in whole or in part the tax liability associated with such exercise, or participants may cover such liability by surrendering previously owned shares (other than restricted stock).

      Under the reload feature of the 1986 Option Plan, participants who tender previously owned shares (including CAP Plan restricted stock) to pay all or a portion of the exercise price of vested stock options or tender previously owned shares or have shares withheld to cover the associated tax liability may be eligible, in the discretion of the Compensation Committee, to receive a reload option covering the same number of shares as are tendered or withheld for such purposes. Such optionee may choose to receive either (i) unrestricted Incremental Shares (as defined in the CAP Plan) and no reload option, or (ii) Incremental Shares subject to a period of restriction on the ability to sell or otherwise transfer such shares (except in certain circumstances) and a reload option to be granted in accordance with the applicable terms of the 1986
      Option Plan. Section 16(a) Persons are required to accept restricted shares under clause (ii) above. The initial Compensation Committee determination has set the restricted period at two years. Unless the Compensation Committee in its discretion modifies or eliminates such restrictions, optionees are permitted to transfer their
      Incremental Shares during the restricted period only under the limited circumstances of an event of financial hardship demonstrated to the reasonable satisfaction of the
      Senior Vice President, Human Resources, of the Company. If the exercise price of an option is paid by delivery of a number of shares of restricted stock, then the optionee will receive, in connection with the exercise, an equal number of identically restricted shares of Common Stock.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

      Further, in order for an optionee to receive a reload option in connection with his or her exercise of a vested option, the market price of Common Stock on the date of exercise must equal or exceed the minimum market price level established by the
      Compensation Committee from time to time (the "Market Price Requirement"). The
      Compensation Committee has established that the initial Market Price Requirement shall be a market price on the date of exercise equal to or greater than 120% of the price of the option being exercised. If a market price does not equal or exceed the applicable
      Market Price Requirement, a vested option may be exercised but no reload option will be granted in connection with such exercise.

      The market value on the date of grant of a reload option establishes the exercise price of such option, and such option will have a term equal to the remaining term of the original option, except that the reload option will not be exercisable until six months after its date of grant, unless the Compensation Committee determines otherwise.

      Reload options are intended to encourage employees to exercise options at an earlier date and to retain the shares so acquired, in furtherance of the Company's long-standing policy of encouraging increased employee stock ownership. With standard stock options, sale of at least a portion of the stock to be acquired by exercise is often necessitated to cover the exercise price or the associated withholding tax liability. The employee thereby receives fewer shares upon exercise, and also forgoes any future appreciation in the stock sold. By use of previously owned shares to exercise an option, an employee is permitted to gain from the past price appreciation in such shares, and receives a new option at the current market price. The reload option so granted enables the employee to participate in future stock price appreciation.


STOCK OPTIONS EXERCISED

    The following table sets forth, in the aggregate, the number of shares underlying options exercised during 1995 and states the value at year-end of exercisable and unexercisable options remaining outstanding. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which establishes the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of previously owned shares to pay the exercise price or the tax liability, or the withholding of shares to cover the tax liability associated with option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should he or she choose to sell the shares acquired by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.


                      AGGREGATED OPTION EXERCISES IN 1995
                                      AND
                          1995 YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED
                             NUMBER OF                           OPTIONS AT               VALUE OF UNEXERCISED
                             SECURITIES                         1995 YEAR-END             IN THE MONEY OPTIONS
                             UNDERLYING       VALUE          (NUMBER OF SHARES)            AT 1995 YEAR-END($)
                              OPTIONS       REALIZED     ---------------------------   ---------------------------
    NAME                    EXERCISED(B)     ($)(C)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------  ------------   -----------   -----------   -------------   -----------   -------------
Sanford I. Weill(A).......    3,172,473    $41,971,395           0       3,830,330     $         0    $ 89,944,675
James Dimon...............      383,681      4,992,890           0         726,232               0      14,805,124
Robert I. Lipp............      229,291      3,487,929      29,851         377,461         436,571       8,912,804
Robert F. Greenhill.......            0              0     533,333         800,000      15,000,000      22,500,000
Joseph J. Plumeri II......       55,599        611,589      44,401         248,527       1,296,278       6,646,025


                                                   (Footnotes on following page)

(Footnotes for preceding page)

------------

 (A)  All of the stock options exercised by Mr. Weill in 1995 were reload options arising from Control Data Option exercises.
 (B)  This column reflects the number of shares underlying options exercised in 1995 by the named executive officers. The actual number of shares received by each of these individuals from options exercised in 1995 (net of shares surrendered to cover the exercise price and/or surrendered or withheld to cover the associated tax liabilities)
      was: Mr. Weill, 418,069 shares; Mr. Dimon, 46,981 shares; Mr. Lipp, 34,148 shares; Mr.
      Greenhill, 0 shares; and Mr. Plumeri, 7,072 shares.
 (C)  "Value Realized" is in each case calculated as the difference between the market price on the date of exercise and the market price on the date of grant, which establishes the exercise price for option exercise. All of the above executives have agreed that, for so long as they are members of the Planning Group, they will not dispose of their shares of Common Stock except for donations to charity or for use in connection with participation in the stock option and restricted stock plans of the Company. Other than shares of Common Stock used in connection with employee compensation plans or charitable contributions, at December 31, 1995, none of the above executives had ever disposed of any Common Stock.

PERFORMANCE GRAPH


    The following line graph compares annual changes in "Cumulative Total Return" of the Company (as defined below) with (i) Cumulative Total Return of a performance indicator of equity stocks in the overall stock market, the S&P 500 Index, and (ii) Cumulative Total Return of a "Peer Index," each for the last five years. The Peer Index is the S&P Financial Index, which comprises the following Standard & Poor's industry groups: Money Center Banks, Major Regional Banks, "Savings & Loan", Life Insurance, Multi-Line Insurance, Property and Casualty Insurance, Personal Loans and Financial Services (excluding the Company and both of the government-sponsored entities: the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association). The Peer Index has been weighted based on market capitalization. "Cumulative Total Return" is calculated (in accordance with SEC instructions) by dividing (i) the sum of (A) the cumulative amount of dividends during the relevant period, assuming dividend reinvestment at the end of the month in which such dividends were paid, and (B) the difference between the market capitalization at the end and the beginning of such period, by (ii) the market capitalization at the beginning of such period.

    The comparisons in this table are set forth in response to SEC disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the Common Stock.

                              TRAVELERS GROUP INC.
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN




[GRAPH]




                         1990      1991       1992       1993       1994       1995
                         -----     -----     ------     ------     ------     ------

Travelers Group Inc.     100.0     174.65    218.18     355.51     301.00     594.96

S&P                      100.0     124.35    141.34     155.59     155.46     216.24

Peer Index               100.0     136.38    176.87     197.07     191.45     293.39

     ---------------------------
     Assumes $100 invested at the closing price on December 31, 1990, in the Company's Common Stock, the S&P 500 Index, and the Peer Index, representing the S&P Financial Index (excluding the Company, and both of the government-sponsored entities: the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association). The Peer Index has been weighted based on market capitalization.


COMPENSATION OF DIRECTORS


    Pursuant to the Company's By-Laws, the members of the Board of Directors are compensated in a manner and at a rate determined from time to time by the Board of Directors. It has been the practice of the Company since its initial public offering in 1986 to pay its outside directors in shares of Common Stock, in order to assure that the directors have an ownership interest in the Company in common with other stockholders. Compensation of outside directors of the Company currently consists of an annual retainer of $100,000, payable in shares of Common Stock other than the amount of current tax liability incurred by a director who has not elected to defer receipt of compensation which amount is paid in cash. A director who has elected to defer receipt of compensation will be paid entirely in shares of Common Stock.

    Directors receive no additional compensation for participation on committees of the Board. Additional compensation, if any, for special assignments undertaken by directors will be determined on a case by case basis, but no such additional compensation was paid to any director in 1995. Directors who are employees of the Company or its subsidiaries do not receive any compensation for their services as directors.

RETIREMENT PLANS


    Executive officers and employees are eligible to participate in the Travelers Group Pension Plan (the "Retirement Plan") on the later of attaining age 21 or completion of one year of service. Benefits under the Retirement Plan vest after five years of service with the Company or its subsidiaries. The normal form of retirement benefit is, in the case of a married participant, a joint and survivor annuity payable over the life of the participant and his or her spouse, or in the case of an unmarried participant, an annuity payable over the participant's life. Instead of such normal form of payment, participants may elect to receive other types of annuities or a single sum payable at retirement or, with respect to certain participants, other termination of service.

    When expressed as a single sum payment option, benefits accrue for the first five years of covered service at an annual rate varying between .75% and 4.0% of the participant's qualifying compensation, depending upon the participant's age at the time of accrual. "Qualifying compensation" generally includes base salary (before pre-tax contributions to the Savings Plan or other benefit plans), overtime pay, commissions and bonuses. Under rules promulgated by the Internal Revenue Service (the "Service"), a ceiling of $150,000 for 1995 (subject to annual adjustment) is imposed on the amount of compensation that may be considered "qualifying compensation" under the Retirement Plan.

    During the period of the sixth through the fifteenth year of covered service, benefits accrue at an annual rate of between 1.25% and 5.0% of the participant's qualifying compensation, depending upon the participant's age at the time of accrual. After a participant has completed 15 years of covered service, benefits accrue at an annual rate varying between 1.25% and 7.0% of the participant's qualifying compensation, depending upon the participant's age at the time of accrual. There are also minimum benefits provided for under the Retirement Plan.

    Subject to the statutory maximum benefits payable by a qualified plan (as described below), a participant also accrues annually an additional amount calculated as 1.0% to 2.5% of qualifying compensation (again depending upon his or her age) for that part of qualifying compensation in excess of the amount of the Social Security wage base. There is an interest accrual added to the participant's single sum entitlement. This interest amount is determined by multiplying the prior year's single sum by a percentage calculated annually pursuant to a formula set forth in the Plan.

    The statutory maximum retirement benefit that may be paid to any one individual by a tax qualified defined benefit pension plan in 1995 is $120,000 annually. Years of service credited under the Retirement Plan to date for each of the individuals named in the Summary Compensation Table are as follows: Mr. Weill, 9 years; Mr. Dimon, 9 years; Mr. Lipp, 9 years; Mr. Plumeri, 23 years; and Mr. Greenhill, 2 years.

    The Company and certain Company subsidiaries provide certain pension benefits, in addition to the statutory maximum benefit payable under tax qualified pension plans, under non-funded, non-qualified retirement benefit equalization plans ("RBEPs"). The benefits payable under RBEPs are unfunded, and will come from the general assets of each plan's sponsor. In 1993, the Compensation Committee amended the RBEPs in two respects: first, to exclude certain executives of the Company and its subsidiaries (including each of the persons named in the Summary Compensation Table) and employees of certain subsidiaries from further participation in the RBEPs, and second, to limit the compensation covered by such plans to a fixed amount of $300,000 (equal to twice the 1994 statutory maximum qualifying compensation without giving effect to any future adjustments) less amounts covered by the Retirement Plan, thereby limiting benefits payable under the RBEPs to all participants. No benefits were accrued in 1995 under any of the RBEPs for the account of each of the persons named in the Summary Compensation Table.

    Effective at the end of 1993, the Compensation Committee also froze benefits payable under the Company's Supplemental Retirement Plan ("SERP") covering supplemental retirement benefits to designated senior executives of the Company and its subsidiaries. At that time, 25 individuals were SERP participants, including each of the individuals named in the Summary Compensation Table. The maximum benefit payable under SERP is also reduced by any benefits payable under the Retirement

Plan (or its predecessor plans, if applicable), under any applicable RBEP, under any other Company or subsidiary sponsored qualified or non-qualified defined benefit or defined contribution pension plan (other than the Savings Plan or other 401(k) plans), and under the Social Security benefit program.

    Estimated annual benefits under the three benefit plans of the Company for the five executive officers named in the Summary Compensation Table using the applicable formulas under the Retirement Plan and the frozen RBEP and SERP Plans and assuming their retirement at age 65, would be as follows: Mr. Weill, $615,187; Mr. Dimon, $238,807; Mr. Lipp, $288,986; Mr. Plumeri, $83,059; and Mr.
Greenhill, $128,836. Mr. Plumeri's annuity under the Retirement Plan includes his accrued annuity transferred from the retirement plan of Shearson Lehman Brothers Holdings, Inc. These estimates were calculated assuming that the interest accrual was 8% for 1989 through 1991, 6% for 1992 through 1993, 5.5% for 1994, 7% for 1995 and 5.5% thereafter until the participant retires at the age of 65, and that the current salary of the participant, the 1994 dollar ceiling on qualifying compensation (which was set by legislation adopted in 1993 at $150,000 annually), the 1995 Social Security wage base and the current regulatory formula to convert lump-sum payments to annual annuity figures each remains unchanged.


EMPLOYMENT PROTECTION AGREEMENTS

    The Company has entered into employment protection agreements with certain of its executive officers. Under the agreement with Mr. Weill, the Company agrees to employ Mr. Weill as its Chief Executive Officer (and Mr. Weill agrees to serve in such capacity) with an annual salary, incentive participation and employee benefits as determined from time to time by the Company's Board of Directors. The agreement contains automatic one-year renewals (unless notice of nonrenewal is given by either party). In the event of his termination of employment without cause, the agreement provides that Mr. Weill will be paid and entitled to receive other employee benefits (as in effect at the termination date) through the remaining term of the agreement and will be entitled to two years additional vesting and exercise of his stock options (and a cash payment based on the value of any portion of the stock options that would not vest within such additional period). During such period of continuing payments and stock option vesting and exercise, Mr. Weill would be subject to a noncompetition agreement in favor of the Company.

    Mr. Plumeri is a party to an employment agreement, dated December 30, 1994, with Smith Barney, a subsidiary of the Company, pursuant to which he has agreed to serve as Vice Chairman of the Company through July 30, 1997. Under the agreement, Mr. Plumeri is entitled to an annual base salary and consideration for an annual discretionary bonus under the Compensation Plan (or, in the event that Mr. Weill ceases to be chief executive officer of the Company during the term of the agreement, to specified levels of bonus payments). The agreement provides that Mr. Plumeri will participate in the CAP Plan, will be reimbursed for the cost of certain life insurance and will be entitled to participate in other employee benefit plans generally available to senior executives. The agreement also provides that Mr. Plumeri will be entitled to specified payments in the event Mr. Plumeri's employment is terminated. Under the terms of the agreement, Mr. Plumeri received option grants under the 1986 Option Plan which are reflected in the table of Option Grants above. During any period after termination in which he receives compensation under the terms of the agreement, Mr. Plumeri will be subject to a prohibition on hiring certain former employees of the Company and its subsidiaries.


    Mr. Greenhill served as Chairman of the Board and Chief Executive Officer of SB Holdings from June 1993 until January 1996 pursuant to an employment agreement, dated June 23, 1993, as amended, that provided for annual compensation based upon a percentage of the consolidated after-tax earnings of SB Holdings and its subsidiaries and certain other Company subsidiaries. Under the agreement, Mr. Greenhill was granted an option to purchase 1,333,333 shares of Common Stock at an option price of the then-current market price of $34.50, and a grant of 533,333 shares of restricted stock, vesting at 20% a year over five years (all share numbers and exercise prices in this paragraph have been restated for the subsequent stock split in August 1993). The agreement also provided that, in the event of separation from employment under certain conditions, Mr. Greenhill was entitled to continued payment of compensation for a period of up to three years and continued vesting of stock options and restricted stock for a period of two years (with any stock options or restricted stock vesting beyond such two year period to be "cashed out" at the time of separation). Mr. Greenhill terminated his employment in January 1996 under the foregoing provisions. During the period in which he receives compensation under the terms of the agreement, Mr. Greenhill will be subject to a prohibition on hiring certain former employees of Smith Barney or its subsidiaries.


CERTAIN INDEBTEDNESS

    Certain executive officers have from time to time, including periods during 1995, incurred indebtedness to Smith Barney, a wholly owned subsidiary of the Company and a registered broker-dealer, on margin loans against securities accounts with Smith Barney. Such margin loans were made in the ordinary course of Smith Barney's business, were made on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions for other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

CERTAIN TRANSACTIONS

    Pursuant to the terms of his employment agreement, Mr. Greenhill was reimbursed for use of personal aircraft for company business at an arms' length rate charged for air charter by an unaffiliated third party. During 1995, such reimbursements to two aircraft companies of which Mr. Greenhill is the sole stockholder totaled approximately $748,679.

    Mr. Plumeri, a Covered Person, was indebted to a subsidiary of the Company during 1995 under a loan program assumed by a subsidiary of the Company from a former employer of Mr. Plumeri. The loan program provided for loans to key executives of the former employer to purchase shares of stock of such former employer. The maximum amount of Mr. Plumeri's indebtedness during 1995 was $416,893.25 of which $368,107.80 represented principal. The loan bears interest at the prime rate minus 2 percent and is secured by 7,315 shares of Common Stock, which Mr. Plumeri received in exchange for his shares of the former employer. The principal of the loan is payable on December 31, 1996 and, in accordance with the terms of the program, if Mr. Plumeri's employment continues through such date, any interest thereon will be forgiven.

                                    ITEM 2:

                     RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP ("Peat Marwick") as the independent auditors of the Company for 1996. Peat Marwick has served as the independent auditors of the Company and its predecessors since 1969. Arrangements have been made for a representative of Peat Marwick to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION


    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF
                                                             ---
THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1996. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Series C Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to ratify the selection of the Company's auditors. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker nonvotes will be counted and will have the same effect as a vote against this item.

                                    ITEM 3:

               APPROVAL OF AN INCREASE IN AUTHORIZED COMMON STOCK

    On January 24, 1996, the Board of Directors unanimously approved an amendment to the Certificate of Incorporation of the Company to increase to 1.5 billion the number of shares of Common Stock authorized for issuance, and directed that the amendment be submitted to a vote of stockholders at the Annual Meeting. The form of the proposed amendment (the "Amendment") is attached to this Proxy Statement as Annex A.

    Paragraph A of Article Fourth of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to an aggregate of 500 million shares of Common Stock. As of the Record Date, 318,719,760 shares of Common Stock were issued and outstanding and 17,388,274 shares were issued but held by subsidiaries of the Company. Approximately 57 million shares of Common Stock have been reserved for issuance pursuant to various employee compensation and benefit plans of the Company and of the Company's subsidiaries, and 10,694,532 shares were reserved for issuance upon conversion of outstanding convertible securities of the Company. There were, therefore, as of the Record Date, 500 million shares of Common Stock authorized for issuance, and approximately 404 million issued or reserved for issuance, leaving approximately 96 million shares of authorized Common Stock available for future issuances by the Company. The Board believes it would be desirable to increase the number of shares of authorized Common Stock in order to make available additional shares for possible stock dividends, stock splits, including the 3 for 2 stock split payable to stockholders of record on May 6, 1996 approved by the Board of Directors subject to the approval by stockholders of this Item 3, employee benefit plan issuances, acquisitions, financings and for such other corporate purposes as may arise. Therefore, the Board has approved and recommends to stockholders an increase in the number of shares of authorized Common Stock to an aggregate of 1.5 billion shares in accordance with the Amendment.

    The Company has no specific plans currently calling for issuance of any of the additional shares of Common Stock, other than the 3 for 2 stock split referred to above. The rules of the NYSE currently require stockholder approval of issuances of Common Stock under certain circumstances including those in which the number of shares to be issued is equal to or exceeds 20% of the voting power outstanding (or, currently, for the Company, issuance of more than approximately 63 million shares of Common Stock). In other instances, the issuance of additional shares of authorized Common Stock would be within the discretion of the Board of Directors, without the requirement of further action by stockholders. All newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Under the Company's Certificate of Incorporation, stockholders do not have preemptive rights. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED
                                                             ---
AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE TO 1.5 BILLION THE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE. Assuming the presence of a quorum, the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of all of the outstanding shares of Common Stock and Series C Preferred Stock, voting as a single class, is required to adopt the proposed Amendment to the Company's Certificate of Incorporation. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker nonvotes will be counted and will have the same effect as a vote against this item.

                                    ITEM 4:

   APPROVAL OF INCREASE IN SHARES ISSUABLE UNDER THE TRAVELERS GROUP CAPITAL
                 ACCUMULATION PLAN AND CERTAIN OTHER AMENDMENTS


    Item 4 is a proposal to increase the number of shares of Common Stock available for issuance as restricted stock awards or grants of stock options under the CAP Plan. As of January 31, 1996, the Compensation Committee, which administers the CAP Plan, had determined that approximately 10,200 employees were eligible to receive awards of restricted stock and grants of options under the CAP Plan. As amended to date, the CAP Plan provides for grants of up to 31 million shares in the form of awards of restricted stock and options. As of February 29, 1996, 24,801,311 shares of restricted stock have been awarded and options covering 2,614,262 shares of Common Stock were outstanding (with a weighted average exercise price of $37.5546) and options covering 623,823 shares had been exercised, leaving only 2,960,604 shares of Common Stock available for awards of restricted stock and future option grants under the CAP Plan.

    The CAP Plan was originally approved by stockholders in April 1989. On January 24, 1996, the Board of Directors of the Company unanimously approved Amendments Nos. 9 and 10 to the CAP Plan. Amendment No. 9 to the CAP Plan ("Amendment No. 9") conforms certain provisions of the CAP Plan to the corresponding provisions of the proposed 1996 Incentive Plan. In particular, the provisions relating to vesting and forfeiture of awards in the event of termination of employment, retirement, death and disability will be amended to ensure that such events will be afforded similar treatment under both the CAP Plan and the 1996 Incentive Plan and a similar sale restriction will apply to Incremental Shares (as defined in the CAP Plan) issued upon the exercise of an option granted under either such Plan. (See "Description of the Travelers Group 1996 Incentive Plan--Expiration of Awards" and "--Additional Forfeiture Provisions"). Amendment No. 9 does not require stockholder approval but will not be effective until April 24, 1996. Amendment No. 10 to the CAP Plan ("Amendment No. 10") provides for the continued operation of the CAP Plan by making available up to 10 million additional shares of Common Stock plus, to the extent of repurchases of Common Stock after the date of approval of Amendment No. 10, up to an additional 10 million shares, for awards of restricted stock and the exercise of stock options thereunder, as well as certain other amendments described below. Because Amendment No. 10 increases the number of shares available for issuance under the CAP Plan, in accordance with the Securities Exchange Act of 1934, the adoption of Amendment No. 10 requires the approval of stockholders of the Company.

    The Company believes that it has been able to attract highly qualified personnel in part through the use of awards of restricted stock and option grants, and that it is desirable to have the continued flexibility to attract additional personnel, if needed, and to retain and reward exceptional performance by employees through additional awards of restricted stock and option grants. Accordingly, the Company is recommending that stockholders approve Amendment No. 10. The full text of Amendment No. 10 is set forth in Annex B to this Proxy Statement, and the description of Amendment No. 10 in this Proxy Statement is qualified in its entirety by reference to the text of such Amendment. A general description of the terms of the CAP Plan as in effect prior to the effective date of Amendments Nos. 9 and 10 is set forth below.


    Under Amendment No. 10, 10 million additional shares of Common Stock, plus, to the extent of repurchases of Common Stock after the date of approval of Amendment No. 10, up to an additional 10 million shares, would be made available to be the subject of awards of restricted stock or issued upon the exercise of options granted under the CAP Plan, bringing the aggregate number of shares subject to the CAP Plan up to 51 million shares of Common Stock, including the 2,960,604 shares currently available for future awards of restricted stock and stock option grants. Absent the recommended increase, the usefulness of the CAP Plan as a continuing source of employee incentives is severely impaired. Shares that are the subject of awards of restricted stock or are covered by grants of stock options under the

CAP Plan may be issued by the Company from authorized but unissued stock, from shares previously issued and reacquired by the Company, or any combination of such sources.

    Amendment No. 10 reflects the status of the 1996 Incentive Plan as the successor to the 1986 Option Plan and also conforms certain provisions of the CAP Plan to the corresponding provisions of the proposed 1996 Incentive Plan. In particular, under Amendment No. 10, Participants may be permitted, in the discretion of the Compensation Committee, to transfer options granted under the CAP Plan to a trust for the benefit of family members. In addition, the Compensation Committee may allow options to continue to vest in the event of the death of a Participant. Under Amendment No. 10, if a Participant becomes disabled, vested options may be exercised during the period of disability and, unless the Compensation Committee determines otherwise, vesting will continue if the Participant resumes employment. Amendment No. 10 would permit a Participant to exercise vested options for a period of three years following "retirement" (which for purposes of the CAP Plan will mean being no longer occupied within one's business or profession and having terminated active employment at age fifty-five and having completed five years of service). Amendment No. 10 allows the Compensation Committee to alter the vesting and exercisability periods for options under the CAP Plan, provided that no such alteration which would extend such time periods may be made without such Participant's written consent.


    Restricted stock is awarded under the CAP Plan based upon formulas applied to qualifying compensation, and therefore future benefits to be allocated to any individual or group of individuals under the CAP Plan are not determinable. For information regarding restricted stock awards made during calendar year 1995 to the Chief Executive Officer and the four other most highly compensated officers of the Company, see the Summary Compensation Table.


DESCRIPTION OF THE TRAVELERS GROUP CAPITAL ACCUMULATION PLAN


    The following description of the CAP Plan sets forth certain terms as currently in effect without giving effect to Amendments Nos. 9 and 10 and is qualified in its entirety by reference to the complete text of the CAP Plan, which is attached hereto as Annex C. Capitalized terms used but not defined herein shall have the meanings set forth in the CAP Plan.

    Description of the CAP Plan. The CAP Plan provides for the payment of a portion of compensation in the form of restricted stock. In the discretion of the Compensation Committee, a participant may elect to receive non-qualified stock options to purchase shares of Common Stock in place of a portion of the restricted stock.

    Before giving effect to Amendment No. 10, the Company had reserved 31,000,000 shares of Common Stock for issuance under the CAP Plan which may consist of shares that are authorized but unissued, or previously issued and reacquired by the Company, or both. The total number of shares of Common Stock reserved and the option price may be adjusted upward or downward as the Compensation Committee in its sole discretion may determine in the event of any stock dividend, recapitalization, stock split or other capital adjustment or transaction materially affecting the Common Stock. In the event restricted stock is forfeited, or an option granted under the CAP Plan is forfeited, canceled or terminated, or expires prior to the end of the period during which such option may be exercised, such restricted stock or the shares subject to such forfeited, canceled, terminated or expired option, as the case may be, will be available for future issuances.

    Officers and certain other employees of the Company and its subsidiaries are designated to be eligible to participate in the CAP Plan at the discretion of the Compensation Committee. Upon designation by the Compensation Committee, participation in the CAP Plan is generally mandatory, although the Compensation Committee may in certain circumstances make participation elective.

    The Compensation Committee also has exclusive discretion to determine the percentage of cash compensation subject to the CAP Plan and other terms of participation, to modify within certain limits the terms of participation and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the CAP Plan. The Compensation Committee has the authority to administer, construe and interpret the CAP Plan, and its decisions are final, binding and conclusive.


    Restricted Stock. A portion of each participant's annual compensation, determined in the discretion of the Compensation Committee, is paid in the form of restricted stock. The price of the restricted stock for purposes of determining the number of shares to be issued is discounted 25% from fair market value or, at the discretion of the Compensation Committee, such other percentage as may be necessary to adequately reflect the impact of the restricted nature and potential forfeiture of the stock. For purposes of the CAP Plan, "fair market value" of the Common Stock is the average of the closing prices on the NYSE Composite Transactions Tape for the five trading days prior to the date of an award. The participant is not able to sell, pledge or otherwise dispose of the restricted stock, except by will or the laws of descent and distribution, for a period of three years (or such other period as may be determined to be applicable to various classes of participants in the sole discretion of the Compensation Committee) (the "Restricted Period"). Prior to the expiration of the Restricted Period, unless the Compensation Committee determines otherwise, participants may direct the vote of the restricted stock and are entitled to receive regular dividends or dividend equivalents on such shares. The Compensation Committee will determine the effect of any extraordinary dividends on the restricted stock. Upon expiration of the Restricted Period, the participant obtains full dispositive power over his or her shares, including sale of such shares to the Company; if such shares are repurchased by the Company, they will be available for future issuances under the CAP Plan.

    The restrictions on the restricted stock immediately lapse upon the death or disability of a participant. In the event a participant voluntarily terminates his or her employment, or is involuntarily terminated for "Cause" (as defined in the CAP Plan) prior to the expiration of the Restricted Period, such participant will forfeit his or her restricted stock. A participant who is involuntarily terminated without Cause prior to the expiration of the Restricted Period or who retires from employment but does not fall within the definition of Retirement (as defined in the CAP Plan), will forfeit his or her restricted stock and will receive in return without interest, a cash payment equal to the portion of his or her annual compensation that had been paid in the form of restricted stock (not the undiscounted fair market value of the restricted stock issued to him or her). A participant who retires prior to the expiration of the Restricted Period, meets the definition of Retirement and whose total annualized compensation equals or exceeds $100,000 will receive, in the sole discretion of the Compensation Committee, either (i) his or her restricted stock upon the completion of the Restricted Period, as if such participant had not retired or
(ii) a cash payment equal to the portion of his or her compensation that had been paid in the form of restricted stock, without interest on such amount. A participant who retires prior to the expiration of the Restricted Period, meets the definition of Retirement and whose total annualized compensation is less than $100,000 will receive his or her restricted stock upon expiration of the Restricted Period.

    Stock Options. As an alternative to payment of compensation in the form of restricted stock, the Compensation Committee may in its sole discretion permit a participant to elect to receive up to one-third of his or her award in the form of a grant of options (a participant who so elects is referred to herein as an "Optionee"). The Compensation Committee in its sole discretion will determine the number of options to be awarded in lieu of each share of restricted stock, and may adjust the maximum percentage of restricted stock that may be exchanged for options.

    Subject to the following, the Compensation Committee has sole authority and absolute discretion to determine the terms of the options (including the option price, the method of exercise, the term during which the options may be exercised and the other provisions of the option agreements) that will be granted under the CAP Plan. The option price of each option granted will be the average closing price of the Common Stock for the five trading days prior to the grant of the option and will not be less than the fair market value of the Common Stock subject to the option as of the date of grant. No options granted under the CAP Plan may be exercised more than ten years from the date of grant. Options granted under the CAP Plan will vest pursuant to a schedule determined by the Compensation Committee, in its sole discretion, prior to the participant's election to receive options.


    Unless the Compensation Committee in its sole discretion extends or shortens the exercise period, an option expires on the earliest of (i) the expiration of the term for which it was granted, (ii) the participant's voluntary termination of employment (other than for Retirement), (iii) 30 days after the Optionee's involuntary termination of employment (other than for Cause or due to death or disability), or (iv) three years after Retirement; provided, however, that in the case of an Optionee holding an unexercised option who dies or is disabled within 30 days of termination for any reason, his or her option will expire at the earlier of the expiration of the term for which the option was granted or one year after the death or disability occurs. If an Optionee's employment is terminated due to death or disability, his or her unexercised options will expire on the expiration of the term for which the option was granted.

    Upon exercise of an option, payment to the Company of the option price may be made in cash, check or, unless the Compensation Committee determines otherwise, by tendering previously owned shares or shares of restricted stock (awarded at least six months prior to such use). Previously owned stock used to pay the option exercise price may include shares held by the Optionee jointly with his or her spouse. An equivalent number of option shares received upon exercise using shares of restricted stock will be subject to the same restrictions as the shares of restricted stock surrendered for such purposes. Any option shares received over and above the number of shares surrendered for exercise will be free of any restriction. Unless the Compensation Committee determines otherwise, a participant may surrender previously owned shares (excluding shares of restricted stock, shares held in a 401(k) plan or an IRA) acquired more than six months prior to such tender, to pay any tax liability associated with such option exercise or may request that the Company withhold shares otherwise issuable upon exercise.

    Reload Options. The Compensation Committee, in its discretion, may grant to any participant who tenders previously owned shares or restricted stock to pay all or a portion of the exercise price of vested stock options, or who tenders previously owned shares (excluding restricted stock, shares held in a 401(k) plan or an IRA) to cover the associated tax liability, or who elects to have the Company withhold shares otherwise issuable upon such exercise to cover the tax liability associated with such exercise, a replacement (or "reload") option, covering the same number of shares as are tendered by and/or withheld for the account of the participant for such purposes. Rather than enhance his or her holdings, reload options are intended to enable an employee who exercises an option by tendering previously owned shares to remain in the same Equity Position with respect to potential appreciation in the Common Stock as if he or she had continued to hold the original option unexercised. As such, reload options meet the Company's objective of fostering continued stock ownership in the Company by its employees, but the receipt thereof by any such employee does not result in a net increase in his or her Equity Position. Such reload option would have as its exercise price the closing price of the Common Stock on the Composite Transactions Tape of the NYSE (a) on the trading date immediately prior to the date the option exercise notice is received by the Company if such notice is received before the NYSE opens or (b) on the date such notice is received by the Company if received by the Company after the NYSE opens, and, in the discretion of the Compensation Committee, would vest and be exercisable at such times and for such periods as the Compensation Committee determines.


    During an Optionee's lifetime, an option is exercisable only by the Optionee. No option granted under the CAP Plan is transferable by the Optionee except by will or the laws of descent and distribution or once to a trust for the benefit of family members.

    Amendments to or Discontinuance of the Plan. The Board of Directors, without the approval of stockholders or CAP Plan participants, may at any time terminate, amend or modify the CAP Plan, provided that no such action may without a participant's consent adversely affect restricted stock previously issued or options previously granted, and no amendment may become effective without approval of the Company's stockholders that would increase the maximum number of shares of

Common Stock that may be issued as restricted stock or for which options may be granted under the CAP Plan (except in connection with certain capital adjustments described above).

FEDERAL INCOME TAX CONSEQUENCES


    The following is a brief summary of the principal Federal income tax consequences of transactions under the CAP Plan based on current Federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not address possible state, local or foreign tax consequences.

    Restricted Stock. Generally, a participant must include in ordinary income an amount equal to the fair market value of the restricted stock at the time such restricted stock is no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code. Income and payroll taxes are required to be withheld on the amount of ordinary income attributable to the restricted stock. A participant may elect pursuant to Section 83(b) of the Code (a "Section 83(b) election") to include as income in the year the restricted stock is transferred by the Company to such participant (i.e. the year of the award) an amount equal to the fair market value of the restricted stock on the date of such transfer (as if the restricted stock were unrestricted and could be sold or transferred immediately). If the stock subject to the Section 83(b) election is subsequently forfeited, no deduction or tax refund is allowed for the amount included as income as a result of the Section 83(b) election. A
Section 83(b) election must be made within thirty (30) days of the date of such transfer.

    A participant's tax basis in shares of restricted stock will be equal to the amount of ordinary income recognized by such participant with respect to such shares of restricted stock. Upon the sale of shares after the expiration of the Restricted Period, a participant will generally recognize gain or loss which will be capital gain or loss if the restricted stock has been held as a capital asset; such capital gain or loss will be treated as long-term if the stock sold was held for more than one (1) year. The holding period for capital gains treatment will begin when the Restricted Period expires, unless the participant has made a Section 83(b) election, in which event the holding period will commence on the date of transfer of the restricted stock by the Company to such participant. With respect to individuals, the excess of net long-term capital gain over the net short-term capital loss is subject to a statutory maximum tax rate of twenty-eight percent (28%).

    The Company generally will be entitled to a deduction in the amount of a participant's ordinary income at the time such income is recognized as described above.

    Options and Reload Stock Options. No income is realized by an Optionee upon the grant of an option (including a reload option). Upon the exercise of an option, the Optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock obtained by exercise of the option over the aggregate option exercise price (the "Spread") at the time of exercise. Income and payroll taxes are required to be withheld by the Company on the amount of ordinary income resulting to the Optionee from the exercise of an option. The Spread is deductible by the Company or the subsidiary engaging the services of the Optionee, if applicable, for Federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to certain executives pursuant to Section 162(m) of the Code. (See "Certain Limitations on Deductibility of Executive Compensation"). The Optionee's tax basis in shares of Common Stock acquired by exercise of an option will be equal to the exercise price plus the amount taxable as ordinary income to the Optionee.

    Upon a sale of the shares of Common Stock received by the Optionee upon exercise of the option, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. The holding period for long-term capital gain is presently more than one (1) year. The Optionee's holding period for shares acquired pursuant to the exercise of an option begins on the date of exercise of such option. With respect to individuals, the excess of net long-term capital gain over net short-term capital loss is subject to a statutory maximum tax rate of twenty-eight percent (28%).

    If the Optionee pays the exercise price in full or in part with shares of previously acquired Common Stock, such exercise will not affect the tax treatment described above. With respect to such exercise, no gain or loss generally will be recognized to the Optionee upon the surrender of the previously acquired shares to the Company. The shares received upon exercise which are equal in number to the previously acquired shares tendered will have the same tax basis as the previously acquired shares surrendered to the Company, and will have a holding period for determining capital gain or loss that includes the holding period of the shares surrendered. With respect to the total number of shares receivable upon the exercise which exceed the number of shares tendered ("Additional Shares") the fair market value of such Additional Shares will be taxable to the Optionee as compensation. Additional Shares will have a tax basis equal to the compensation income recognized by the Optionee and the holding period will commence on the exercise date. Shares tendered to pay applicable income and payroll taxes arising from such exercise will generate taxable income or loss equal to the difference between the tax basis of such shares and the amount of income and payroll taxes satisfied with such shares. Such income or loss will be treated as long-term or short-term capital income or loss depending on the holding period of the shares surrendered.

    If the Optionee pays the exercise price with restricted stock, the basis of shares of restricted stock surrendered is zero (if a Section 83(b) election has not been made) and income will be recognized upon the lapsing of restrictions, at which time the Optionee will have a basis in such stock equal to such income recognized. In the case of an Optionee who has made a Section 83(b) election to take into account an amount equal to the fair market value of the restricted stock on the date that the restricted stock is granted to the Optionee ("Section 83 restricted stock"), the basis of the Section 83 restricted stock subject to such election will be equal to the amount recognized as ordinary income. The Additional Shares received, which will be unrestricted shares of Common Stock, will have a basis equal to the fair market value of such shares on the date of exercise.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION


    With certain exceptions, Section 162(m) of the Code limits the Company's deduction for compensation paid to the Covered Employees in excess of $1 million dollars per executive per taxable year (including any deduction with respect to the exercise of an option or reload stock option). However, compensation paid to Covered Employees will not be subject to such deduction limit if it is considered "qualified performance-based compensation" (within the meaning of Section 162(m) of the Code). The options and reload stock options are, by virtue of their terms, intended to be qualified performance-based compensation.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSED
                                                             ---
AMENDMENT NO. 10 TO THE TRAVELERS GROUP CAPITAL ACCUMULATION PLAN. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Series C Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to approve proposed Amendment No. 10. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this item. Broker nonvotes will not be considered present at the Annual Meeting and will have no effect on the vote.

                                    ITEM 5:
             ADOPTION OF TRAVELERS GROUP 1996 STOCK INCENTIVE PLAN

    On January 24, 1996, the Board of Directors of the Company unanimously approved the adoption of the 1996 Incentive Plan and recommended that the 1996 Incentive Plan be submitted to stockholders for approval at the Annual Meeting. If approved by stockholders, the 1996 Incentive Plan will replace the 1986 Option Plan. The following summary is qualified in its entirety by reference to the complete text of the 1996 Incentive Plan, which is attached hereto as Annex
D. Capitalized terms used but not defined herein shall have the meanings set forth in the 1996 Incentive Plan.

    The Company has a long-standing policy of encouraging its employees at all levels to become stockholders of the Company in order to share with other stockholders both the perspective of, and the rewards experienced by, non-employee owners of the Company. This policy has been effected in part through grants of options under the 1986 Option Plan. As the 1986 Option Plan is expiring this year, without approval of the 1996 Incentive Plan, the Company will lose an effective source of incentives to reward the efforts of highly motivated employees or to attract new personnel if it so desires. The Company believes that the 1996 Incentive Plan will permit the Company to continue to reward the efforts of its employees and to attract new personnel with awards of stock options, allowing both employees and the Company to benefit.

    The 1996 Incentive Plan is substantially similar to the 1986 Option Plan it replaces except for the following design differences:

        --restriction on sale: the optionee may not transfer shares received upon exercise of an option for one year from the date of exercise except that an optionee may sell shares solely to facilitate the exercise of stock options;

        --restriction on exercise: if an optionee who is no longer employed by the Company conducts himself in a manner detrimental to the Company, he will forfeit his options and the Incremental Shares issued in connection with option exercises;

        --maximum allocation: the 1996 Incentive Plan sets the maximum number of options that may be granted to any one employee during the term of the Plan;


        --additional features: the Compensation Committee will be given authority to permit optionees to transfer options to a trust for the benefit of immediate family members and to defer the receipt of stock upon the exercise of an option; and

        --Compensation Committee: the Compensation Committee will have greater discretion with respect to vesting and exercisability of options, including accelerated vesting and extended exercisability and vesting under certain circumstances.

    Options are granted by the Compensation Committee in its discretion, and therefore future benefits to be allocated to any individual or group of individuals under the 1996 Incentive Plan are not determinable.

NEW TRAVELERS WEALTHBUILDER PLAN

    In furtherance of its policy of encouraging employees at all levels to become stockholders of the Company, the Company has announced a new Travelers WealthBuilder Plan (the "Travelers WealthBuilder Plan") for all full time employees of the Company other than senior executives. It is anticipated that the Travelers WealthBuilder Plan will become effective for the Company and most of its subsidiaries on January 1, 1997. The Travelers WealthBuilder Plan, by providing for automatic option grants to employees at all income levels, including lower compensated employees, will result not only in an increase in the number of shares owned by employees, but share ownership by a greater number of employees. The Travelers WealthBuilder Plan provides for annual grants of stock options at fair market value to all eligible employees. Each employee's option grant will be in an amount equal to a percentage of such employee's compensation for the year divided by the exercise price. Because the source of the shares available for exercise of options granted under the Travelers WealthBuilder Plan will be the shares available for issuance under the 1996 Incentive Plan, the Company will not be required to reserve additional shares to effect the Travelers WealthBuilder Plan if adoption of the 1996 Incentive Plan is approved. The Travelers WealthBuilder Plan does not require stockholder approval.

DESCRIPTION OF THE TRAVELERS GROUP 1996 STOCK INCENTIVE PLAN


    Awards. The 1996 Incentive Plan provides for the issuance of options to employees and agents of the Company and its participating subsidiaries, including Nonqualified Options and Incentive Stock Options ("ISOs").

    Granting of Options; Administration. Options awarded to Section 16(a) Persons and Covered Employees will be granted by the Incentive Compensation Subcommittee of the Board of Directors. Options awarded to all other Participants may be granted by the Compensation Committee or the Incentive Compensation Subcommittee. As used in this Item 5, the term "Compensation Committee" means, with respect to Section 16(a) Persons and Covered Employees, the Incentive Compensation Subcommittee, and with respect to all other Participants, either the Compensation Committee or the Incentive Compensation Subcommittee, as the case may be. The number of employees selected to receive options will likely vary from year to year. No options will be granted until after the 1996 Incentive Plan has been approved by stockholders.

    Committee Authority. The Compensation Committee will have the authority to select the employees to be granted options under the 1996 Incentive Plan, and to determine the type, size, number, exercise price and terms of options, to determine the time when options will be granted, to determine, modify, waive, extend or accelerate the terms and conditions for vesting, exercisability and forfeiture of options, to determine whether the Common Stock issued pursuant to options should be restricted in any manner, and the nature, terms and conditions of any such restrictions.


    Shares Available for Issuance. Subject to the overall limitation set forth below, the maximum number of shares of Common Stock that may be issued pursuant to option exercises under the 1996 Incentive Plan is fifty million (50,000,000). Common Stock issued pursuant to the 1996 Incentive Plan may consist of shares that are authorized but unissued, or previously issued shares reacquired by the Company, or both. If an option is forfeited, canceled, terminated or expires prior to the end of the period during which such option may be exercised, the shares of Common Stock underlying such option will be available for future grants of options. Previously owned shares (including shares of restricted stock) that are tendered by a Participant to pay the exercise price of an option and shares tendered to or withheld by the Company to pay withholding taxes shall not be counted towards the number of shares available for issuance or the Maximum Allocation. IF THE NUMBER OF SHARES COVERED BY OPTIONS GRANTED BUT UNEXERCISED AT ANY TIME UNDER ALL PLANS OF THE COMPANY PROVIDING FOR THE ISSUANCE OF OPTIONS IS GREATER THAN 10% OF THE COMMON STOCK ISSUED AND OUTSTANDING AT THE CLOSE OF THE MOST RECENT FISCAL QUARTER, THE COMPANY WILL NOT BE PERMITTED TO GRANT ANY ADDITIONAL OPTIONS UNTIL THE NUMBER OF OUTSTANDING BUT UNEXERCISED OPTIONS IS LESS THAN 10% OF THE COMMON STOCK ISSUED AND OUTSTANDING. As of the Record Date, the number of outstanding options granted but unexercised is equal to 7.3% of the Common Stock issued and outstanding.


    Maximum Number of Shares Issuable to any One Employee. During the term of the 1996 Incentive Plan, the aggregate number of shares of Common Stock that may be issued to any one employee pursuant to options granted under the 1996 Incentive Plan (including reload options) will not exceed twelve million shares (as used in this Item 5, the "Maximum Allocation").

    Adjustments. The total number of shares of Common Stock covered by outstanding options and the exercise price applicable to outstanding options may be adjusted by the Compensation Committee, if the Compensation Committee determines that any stock split, stock dividend, distribution, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event equitably requires such an adjustment. Each of the Maximum Allocation and the maximum number of shares available for issuance under the 1996 Incentive Plan is subject to such appropriate adjustment.

    Options. The Compensation Committee will determine the exercise price applicable to each option, which will not be less than the fair market value of the Common Stock at the time of the option grant, and the terms, conditions and limitations applicable to the vesting and exercisability of each option. Unless the Compensation Committee specifies a different vesting schedule for a particular option, the option will vest, on a cumulative basis, at the rate of twenty percent (20%) per year, on each anniversary date of the date of grant. Unless the Compensation Committee determines otherwise, options may not be exercised until a period of at least one year has elapsed from the date of grant. Common Stock issued as a result of an option exercise may not be transferred by the Participant for a period of one (1) year, or such other period as is determined by the Compensation Committee, and are subject to forfeiture if, after termination of employment, the Participant engages in certain activities that would constitute "Cause," as defined in the 1996 Incentive Plan.

    Payment of Exercise Price. Upon the exercise of an option, payment of the option exercise price may be made in cash or, if permitted by the Compensation Committee, by tendering Common Stock owned by the Participant (or the person exercising the option) including shares owned jointly with his or her spouse and acquired at least six (6) months prior to such tender, including restricted shares of Common Stock awarded under the CAP Plan or EIP, having a fair market value equal to the exercise price applicable to such option, by a combination of cash and Common Stock or by authorizing the Company to sell, on behalf of the Participant, the appropriate number of shares otherwise issuable upon the option exercise, with the sale proceeds applied towards the exercise price. If shares of Common Stock are so tendered, the Participant may be eligible for the grant of a reload option, as described below.

    Reload Options. A reload option gives the Participant the right to purchase a number of shares of Common Stock equal to the number of shares of Common Stock surrendered to pay the exercise price and/or surrendered or withheld to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of the Participant; their purpose is to facilitate continued stock ownership in the Company by its key executives. Upon the exercise of an option granted under the 1996 Incentive Plan or under other benefit plans of the Company that may be designated by the Compensation Committee from time to time (including but not limited to the CAP Plan, EIP or any successor plans) the Participant, at the discretion of the Compensation Committee, may receive a reload option on the terms, conditions and limitations determined by the Compensation Committee, from time to time.

    Market Price Requirement. In order for a Participant to be eligible to receive a reload option, the fair market value of a share of Common Stock, on the date of the exercise, must equal or exceed the minimum market price requirement established by the Compensation Committee, from time to time, which is currently set at 120%. The closing price of the Company's Common Stock on the NYSE Composite Transactions Tape on March 6, 1996 was $67.625 per share.

    Restrictions on Shares. An Optionee who is eligible to receive a reload option may elect to receive upon exercise of his or her vested option either (i) Incremental Shares of Common Stock subject to a one year sale restriction and no reload option or (ii) Incremental Shares subject to a two year sale restriction and a reload option to be granted under the 1996 Incentive Plan. Section 16(a) Persons will be required to accept restricted shares under clause (ii) above.


    Payment of Exercise Price by Surrendering Restricted Common Stock. If the exercise price of an option is paid by delivery of a number of restricted shares of Common Stock, then a portion of the shares the Participant will receive in connection with the option exercise will have identical restrictions to the shares tendered.

    Exercise Price and Features of Reload Options. The Compensation Committee will determine the exercise price of reload options, provided, however, that the exercise price will not be less than the fair market value of the Common Stock on the date of grant. Reload options will be subject to the terms and provisions contained in the 1996 Incentive Plan, and such other terms, conditions and limitations as the Compensation Committee may determine from time to time regarding the vesting, exercisability, forfeiture and other features of reload options. Unless the Compensation Committee determines otherwise, a reload option will vest on the six-month anniversary of the date of grant and will expire on the same day as the underlying option with respect to which the reload option was granted.


    Change of Control. Unless a "Change of Control," as defined in the 1996 Incentive Plan is approved by a vote of at least two-thirds of the Continuing Directors of the Company, upon such a Change of Control, all outstanding options will become immediately exercisable with respect to one hundred percent (100%) of the shares of Common Stock subject to such options.

    Expiration of Awards. The 1996 Incentive Plan provides that vested options will remain exercisable until the earliest to occur of (i) the expiration of the term for which it was granted; (ii) the date of the Participant's voluntary termination of employment (other than pursuant to retirement); (iii) the date of the Participant's involuntary termination of employment for Cause; (iii) thirty
(30) days after the Participant's involuntary termination of employment (other than for Cause, or due to death or disability) or (iv) three (3) years after retirement, (which three year period shall not be affected by a subsequent death of the Participant). Upon the death of a Participant prior to the termination of employment or during any period of disability, vested options continue to be exercisable through the expiration date of the option. The Compensation Committee will determine the rights of a Participant with respect to unvested options in the event of death or disability; however, if a Participant holding a vested unexercised option dies or becomes disabled within thirty (30) days of an involuntary termination of employment (other than for Cause), the option will expire at the earlier of (x) the expiration of the term for which the option was granted or (y) one (1) year after the death or disability occurs.


    Additional Forfeiture Provisions. Options and Incremental Shares are subject to forfeiture if, after termination of employment, the Participant engages in certain activities which constitute "Cause" as defined in the 1996 Incentive Plan.

    Transferability. The Compensation Committee may permit a one time transfer of options to a trust for the benefit of immediate family members; otherwise, options granted under the 1996 Incentive Plan will not be transferable other than by will or the laws of descent and distribution.

    Deferrals. The Compensation Committee may postpone the exercising of options or the issuance or delivery of Common Stock under any option grant to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any option grant. In addition, the Compensation Committee may determine that all or a portion of a payment to a Participant, whether in cash, shares of Common Stock or a combination thereof, will be deferred, for such periods and upon such terms and conditions as the Compensation Committee determines.


    Amendment and Termination. The Board of Directors, without the approval of stockholders or 1996 Incentive Plan Participants, may at any time terminate, amend or modify the 1996 Incentive Plan, provided that no such action may, without a Participant's written consent, adversely affect any previously granted options, and no amendment that would require stockholder approval may become effective without stockholder approval. Unless earlier terminated, the Plan will terminate ten years after its effective date.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal Federal income tax consequences of transactions under the 1996 Incentive Plan, based on current Federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.


Nonqualified Options and Reload Stock Options

    No income is realized by a Participant upon the grant of a Nonqualified Option (including a reload stock option). Upon the exercise of a Nonqualified Option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock obtained by exercise of the option over the aggregate option price (the "Spread") at the time of exercise. Income and payroll taxes are required to be withheld by the Company on the amount of ordinary income resulting to the Participant from the exercise of a Nonqualified Option. The Spread is deductible by the Company (or the subsidiary engaging the services of the Participant, if applicable) for Federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to the top-paid executives of the Company pursuant to Section 162(m) of the Code (See "Certain Limitations on Deductibility of Executive Compensation"). The Participant's tax basis in shares of Common Stock acquired by exercise of a Nonqualified Option will be equal to the exercise price plus the amount taxable as ordinary income to the Participant.

    Upon a sale of the shares of Common Stock received by the Participant upon exercise of the Nonqualified Option, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. The holding period for long-term capital gain is presently more than one year. The Participant's holding period for shares acquired pursuant to the exercise of a Nonqualified Option begins on the date of exercise of such option. With respect to individuals, the excess of net long-term capital gain over net short-term capital loss is subject to a statutory maximum tax rate of twenty-eight percent (28%).

    If the Participant pays the exercise price in full or in part with shares of previously acquired Common Stock, such exercise will not affect the tax treatment described above. With respect to such exercise, no gain or loss generally will be recognized to the Participant upon the surrender of the previously acquired shares to the Company. The shares received upon exercise which are equal in number to the previously acquired shares tendered will have the same tax basis as the previously acquired shares surrendered to the Company, and will have a holding period for determining capital gain or loss that includes the holding period of the shares surrendered. The fair market value of the Additional Shares will be taxable to the Participant as compensation. Additional Shares will have a tax basis equal to the compensation income recognized by the Participant and the holding period will commence on the exercise date. Shares tendered to pay applicable income and payroll taxes arising from such exercise will generate taxable gain or loss equal to the difference, if any, between the tax basis of such shares and the amount of income and payroll taxes satisfied with such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss depending on the holding period of the shares surrendered.

    If the Participant pays the exercise price with restricted stock, the basis of shares of restricted stock surrendered is zero (if a Section 83(b) election has not been made) and income will be recognized upon the lapsing of restrictions, at which time the Participant will have a basis in such stock equal to such income recognized. The basis of any Section 83 Restricted Stock will be equal to the amount recognized as ordinary income. The Additional Shares received, which will be subject to transfer restrictions for one year, will have a basis equal to the fair market value of such shares on the date of exercise.


    Section 16(a) Persons are subject to the six-month short-swing profit recapture provisions of Section 16(b) of the Exchange Act. If the timing of income recognition for a Section 16(a) Person is deferred for any period following the exercise of a Nonqualified Option (the "Deferral Period"), under
Section 83(b) of the Code, that Section 16(a) Person may elect, within thirty
(30) days after the exercise of a Nonqualified Option (or reload stock option), to be taxed as of the exercise date on the excess of the fair market value of the shares of Common Stock as of the date of exercise over the aggregate option exercise price ("Section 83(b) election"). Under a Section 83(b) election, the holding period for long-term capital gains treatment commences on the date of the transfer of the shares of Common Stock acquired by the exercise of the option. The Company will generally be entitled to a deduction in the amount of a Participant's ordinary income at the time such income is recognized by the Participant, with such income being subject to applicable Federal income tax withholding by the Company. In the absence of a
Section 83(b) election by the Section 16(a) Person, the recognition of income by such person will be deferred until the expiration of the Deferral Period.

Incentive Stock Options

    No taxable income is realized by a Participant upon the grant or exercise of an ISO. If shares of Common Stock are issued to a Participant pursuant to the exercise of an ISO granted under the 1996 Incentive Plan and if no "disqualifying disposition" of such shares is made by such Participant within two (2) years after the date of grant or within one (1) year after the receipt of such shares by such Participant, then (a) upon the sale of such shares, any amount realized in excess of the option exercise price will be taxed to such Participant as a long-term capital gain and (b) no deduction will be allowed to the Company. Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the Participant.

    If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, such disposition would be a "disqualifying disposition," and generally (a) the Participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price thereof, and (b) the Company will be entitled to deduct such amount. Any other gain realized by the Participant on such disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction by the Company. If a Participant pays the exercise price in full or in part with previously acquired shares of Common Stock, the exchange will not affect the tax treatment of the exercise. Upon such exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to the Company, and the shares issued in replacement of the shares tendered to pay the exercise price and withholding taxes, if any, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. A Participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements. Additional Shares of Common Stock will have a basis of zero and a holding period that commences on the date the Common Stock is issued to the Participant upon exercise of the ISO. If such an exercise is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be considered a disqualifying disposition of such Common Stock for purposes of the ISO rules.


    If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a Nonqualified Option. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the Federal income tax treatment described above if it is exercised more than three (3) months following the termination of employment.

Dividends

    Dividends paid on shares of Common Stock acquired pursuant to the exercise of options will be taxed at ordinary income rates and the Company will not be entitled to a deduction with respect to such dividends.


Payments in Respect of a Change of Control

    As with the 1986 Option Plan, the 1996 Incentive Plan provides for acceleration of options in the event of a "Change of Control" as defined in the 1996 Incentive Plan unless such Change of Control is approved by the vote of at least two-thirds of the Continuing Directors of the Company. Such acceleration or payment with respect to such acceleration may cause the consideration involved to be treated in whole or in part as a "parachute payment" under Section 28OG of the Code. Under proposed regulations, the portion of the consideration that would not be treated as a "parachute payment" would be that portion of the payment that would have been substantially certain at the time of the Change of Control. To the extent that any such payment would be treated as an "excess parachute payment" under Section 28OG of the Code, it would subject the recipient thereof to a non-deductible 20% excise tax, in addition to such amount being subject to tax at the recipient's regular income tax rate, and such payment would be rendered non-deductible to the Company.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    With certain exceptions, Section 162(m) of the Code limits the Company's deduction for compensation paid to the Covered Employees in excess of $1 million dollars per executive per taxable year (including any deduction with respect to the exercise of a Nonqualified Option or reload stock option). However, compensation paid to Covered Employees will not be subject to such deduction limit if it is considered "qualified performance-based compensation" (within the meaning of Section 162(m) of the Code). The Nonqualified Options and reload options are, by virtue of their terms, and in accordance with certain written requirements of Section 162(m) of the Code which are contained within the 1996 Incentive Plan, intended to be qualified performance-based compensation.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF
                                                             ---
THE TRAVELERS GROUP 1996 STOCK INCENTIVE PLAN. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Series C Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to approve the adoption of the Travelers Group 1996 Stock Incentive Plan. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this item. Broker nonvotes will not be considered present at the Annual Meeting and will have no effect on the vote.


                           COST OF SOLICITING PROXIES

    The cost of soliciting proxies and the cost of the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of the Company, none of whom will be specially compensated for such activities. The Company also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay such brokers, banks and other nominees certain expenses incurred by them for such activities. The Company has retained Georgeson & Company, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $8,500, plus reimbursement of certain out-of-pocket expenses.


                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

    Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders and who wishes such proposal to be included in the Proxy Statement for that meeting must submit such proposal in writing to the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, and such proposal must be received on or before November 26, 1996.

                                 OTHER MATTERS

    The Board of Directors and management of the Company know of no other matters to be brought before the Annual Meeting. If other matters should arise at the Annual Meeting, shares represented by proxies will be voted in the discretion of the proxy holder.

                                                                         ANNEX A

                      PROPOSED AMENDMENT TO ARTICLE FOURTH
                      OF THE CERTIFICATE OF INCORPORATION
                            OF TRAVELERS GROUP INC.

                              -------------------

    The first sentence of paragraph A, Article FOURTH, is hereby amended to read in its entirety as follows:

        The total number of shares of Common Stock which the Corporation shall have authority to issue is One Billion Five Hundred Million (1,500,000,000) shares of Common Stock having a par value of one cent ($.01) per share.

                              -------------------

                                                                         ANNEX B

                            AMENDMENT NO. 10 TO THE
                   TRAVELERS GROUP CAPITAL ACCUMULATION PLAN
                        (EFFECTIVE AS OF APRIL 24, 1996)

    The Travelers Group Capital Accumulation Plan is hereby amended in the following respects:

        1. Section 4(b) is hereby deleted in its entirety and replaced with the following:

           "The maximum number of shares of Stock which may be issued under the Plan, either as restricted stock or pursuant to the exercise of Options, shall not be more than 41,000,000 shares of Stock, plus, to the extent of repurchases of Stock after April 24, 1996, up to an additional 10 million shares of Stock, subject to adjustment as provided in Section 8, and such shares may be authorized but unissued shares, or previously issued shares reacquired by the Company, or both."

        2. Section 6(d) is hereby deleted in its entirety and replaced with the following:


           "(d) Options, reload options and, during any period of restrictions on transferability, Incremental Shares may not be sold, assigned, pledged, hypothecated or otherwise transferred by the Participant other than by will or the laws of descent and distribution, except as provided in this Section 6(d). The Committee may permit (on such terms, conditions and limitations as it shall establish) Options and reload options to be transferred one time to a trust or similar vehicle for the benefit of a Participant's immediate family members (the "Permitted Transferee"). Except to the extent required by law, no right or interest of any Participant in the Plan or any award granted hereunder shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of the Participant. All rights with respect to awards granted to a Participant shall be exercisable during his or her lifetime only by the Participant, or if applicable, the Permitted Transferee. A Participant may designate one or more beneficiaries to succeed to the rights of the Participant with respect to awards granted under the Plan in the event of the death of the Participant, by providing written notice of such designation to the Committee, on such form as may be prescribed by the Committee. If no such notice is received, the Participant's estate shall succeed to the rights of the Participant with respect to awards granted under the Plan."


        3. Section 6(e) is hereby amended by deleting the word "and" which appears immediately prior to the beginning of subsection (C), by adding the word "or" at the end of subsection (C) and adding the following new subsection (D):

           "(D) if permitted by the Committee, by authorizing the Company to sell, on behalf of the Participant, the appropriate number of shares otherwise issuable to the Participant upon the exercise of the option with the proceeds of sale applied to pay the exercise price."

        4. Section 6(f)(iii) is hereby deleted in its entirety and replaced with the following new subsections (iii)(A) and (iii)(B):

           "(iii)(A) In the event of a Participant's death prior to the termination of employment, the Committee may permit unvested Options to continue to vest as scheduled. Vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised by the Participant's executors, administrators, heirs or distributees at any time prior to the expiration date of the Option. If a Participant dies at any time after a termination of employment, the provisions relating to the particular conditions of such termination of employment shall govern the vesting and exercisability of Options granted to such Participant, except that if a Participant dies within thirty (30) days of an involuntary termination (other than for Cause) the provisions of subsection (vi) below shall apply; or

           (iii)(B) In the event of a Participant's Disability prior to the termination of employment, vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised at any time prior to the expiration date of the Option, provided the Participant continues to meet the conditions prescribed by the Committee for determination of Disability. The Committee shall determine a Participant's rights with respect to unvested Options, at the time of determination of Disability. However, unless the Committee determines otherwise, if a Participant holds any unvested Options at the time of determination of Disability no further vesting shall occur unless and until the Participant resumes employment with the Company or a Subsidiary upon the earlier to occur of (a) the end of the period of Disability (or any related leave of absence as permitted under the Company's policies governing family and medical leave), or (b) twelve (12) months (or such other time period as determined by the Committee) after the determination of the Disability. If the Participant resumes employment with the Company or a Subsidiary, within the applicable time limits, then vesting shall resume, effective on the return-to-work date, without any credit given for the time during which the Participant was unable to work as a result of the Disability or the related leave. If the Participant does not resume employment with the Company or a Subsidiary within the applicable time limit or, if at any time prior to the end of any remaining period of vesting and/or exercisability of Options, the Participant no longer meets the conditions prescribed by the Committee for the determination of Disability, all unvested and unexercised Options shall be forfeited;"


        5. Section 6(f)(v) is hereby amended to delete the words "such person is not a Section 16(a) Person and" from the first sentence thereof.

        6. Section 6(f)(vii) is hereby deleted in its entirety and replaced with the following:

           "(vii) notwithstanding the foregoing provisions of this Section 6(f), the Committee shall have the authority, on a case by case basis, in its sole and absolute discretion, to alter the period of vesting and/or exercisability, however such periods may not be extended after the date of grant without the Participant's written consent."

        7. Section 6(g) is hereby amended to add the following language after the word "Plan" in the third line of such Section:

           "or any successor plan"

                                                                         ANNEX C

                                TRAVELERS GROUP
                           CAPITAL ACCUMULATION PLAN
                        AS AMENDED TO NOVEMBER 30, 1995

SECTION 1. PURPOSE OF THE PLAN.

    The name of this plan is TRAVELERS GROUP CAPITAL ACCUMULATION PLAN (the "Plan"). The purpose of the Plan is to enable TRAVELERS GROUP INC. (the "Company") and its Subsidiaries to attract, retain and motivate officers and certain other employees, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership of stock in the Company on the part of such personnel. The Plan provides incentives to participating officers and certain other employees which are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

SECTION 2. DEFINITIONS.

    For purposes of the Plan, the following terms shall be defined as set forth below:

        (a) "Board" means the Board of Directors of the Company.

        (b) "Cause" means termination by the Company or a Subsidiary of a Participant's employment upon (i) the willful and continued failure by such Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to such Participant by the Board, which demand specifically identifies the manner in which the Board believes that such Participant has not substantially performed his duties, or (ii) the willful engaging by a Participant in conduct which is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on a Participant's part shall be deemed "willful" unless done, or omitted to be done, by such Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or a Subsidiary.

        (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (d) "Committee" means the Nominations and Compensation Committee of the Board, appointed by the Board from among its members and shall consist of not less than three members thereof who are and shall remain Committee members only so long as they remain "disinterested persons" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

        (e) "Disability" means permanent and total disability as determined under the Company's long-term disability plan.

        (f) "Eligible Employee" means an employee of the Company or any Subsidiary as described in Section 3.

        (g) "Options" mean non-qualified stock options to purchase shares of Stock which are not incentive stock options under Section 422 of the Code and which are granted under Section 6 herein.

        (h) "Participant" means an Eligible Employee selected by the Committee, pursuant to the Committee's authority in Section 7, to receive an award of Restricted Stock.

        (i) "Related Employment" means the employment of an individual by an employer which is neither the Company nor a Subsidiary provided (i) such employment is undertaken by the individual at the request of the Company or a Subsidiary, (ii) immediately prior to undertaking such employment, the individual was an officer or employee of the Company or a Subsidiary, or was engaged in Related Employment as herein defined and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment for purposes of this Plan. The death or Disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was an officer or employee of the Company or a Subsidiary.

        (j) "Restricted Stock" means an award of shares of Stock that is subject to the restrictions set forth in Section 5.

        (k) "Retirement" means no longer being occupied in one's business or profession and terminating active employment with the Company or a Subsidiary after either (i) reaching age 65, or (ii) reaching age 60 and having 30 years of employment with the Company or a Subsidiary.

        (l) "Section 16(a) Person" means any officer or director of the Company or any Subsidiary who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

        (m) "Stock" means the common stock of the Company.

        (n) "Subsidiary" means any corporation (other than the Company) 50% or more of the total combined voting power of all classes of stock of which is owned, directly or indirectly, by the Company.

SECTION 3. ELIGIBILITY AND PARTICIPATION.

    Officers and certain other employees of the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the Company or its Subsidiaries shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time of time by the Committee, in its sole discretion, from among Eligible Employees.

SECTION 4. AMOUNT AND FORM OF AWARDS.

    (a) Awards under the Plan shall be determined by the Committee in its discretion. Awards will be made in lieu of cash payment of a percentage of the Participant's annual compensation and will be granted at such time as the Committee may in its sole discretion determine, and the Committee may also in its sole discretion provide for alternative methods for grants of awards. A Participant will receive such award in Restricted Stock or, alternatively, and, if so elected by the Participant and determined by the Committee pursuant to
Section 6, a portion of such award may be received in Options.

    (b) The maximum number of shares of Stock which may be issued under the Plan, either as Restricted Stock or pursuant to the exercise of Options, shall be not more than 31,000,000 shares of Stock, subject to adjustment as provided in Section 8, and such shares may be authorized but unissued shares, or previously issued shares reacquired by the Company, or both. In the event Restricted Stock is forfeited, or an outstanding Option is terminated, expires or is canceled, prior to the end of the period during which the restrictions on Restricted Stock expire, or the Options can be exercised, the shares of Stock called for by such award of Restricted Stock or the unexercised portion of the Option award will become available for future awards.

SECTION 5. RESTRICTED STOCK.

    (a) The number of shares of Restricted Stock awarded to a Participant under the Plan will be determined by a formula or formulas approved by the Committee. In order to reflect the impact of the restrictions on the value of the Restricted Stock, as well as the possibility of forfeiture of Restricted Stock, the fair market value of Stock shall be discounted at a rate of 25% in determining the number of shares of Restricted Stock to be awarded. The Committee may, where it deems appropriate, and in its sole discretion, provide for an alternative discount rate. For purpose of this Plan, the fair market value of Stock for an award will be the average of the Stock's closing prices on the Composite Tape of the New York Stock Exchange for the five trading days prior to the date of the award. The dollar value of an award will be divided by the discounted market value to determine the number of shares of Restricted Stock in an award. The value of fractional shares will be paid in cash. In the event the Committee provides for alternative methods for grants of awards, the Committee, in its sole discretion, may provide for alternative methods of determining the fair market value of Stock for such awards, and may also provide for alternative forfeiture provisions, so long as the alternative methods or provisions do not (i) materially increase the benefits, (ii) materially increase the number of shares of Restricted Stock or Options issued or (iii) materially modify the eligibility requirements applicable to Section 16(a) Persons.

    (b) A Participant shall not have any rights with respect to an award, unless or until such Participant has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company, within a period of 60 days after the date of the award (or such shorter period after the date of the award as the Committee may specify). Each Participant who is awarded Restricted Stock may, but need not, be issued a stock certificate in respect of such shares of Restricted Stock.

    A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence an award of shares of Restricted Stock to a Participant where no certificate is issued in the name of the Participant. Such Company records shall, absent manifest error, be binding on the Participants. Each certificate, if any, registered in the name of a Participant shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

    "The transferability of the certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Travelers Group Capital Accumulation Plan and a Restricted Stock Award Agreement entered into between the registered owner and Travelers Group Inc. Copies of such Plan and Agreement are on file in the offices of Travelers Group Inc."

    The Committee shall require that any stock certificate issued in the name of a Participant evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of such issuance of a certificate for Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such certificate.

    (c) The shares of Restricted Stock awarded pursuant to this Section 5 shall be subject to the following restrictions and conditions:

        (i) Subject to the provisions of the Plan and the Restricted Stock Award Agreements, during the two-year period (together with any extensions thereof approved as provided herein) commencing on the date of the award (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its sole discretion, (x) initially provide for an alternative Restricted Period or alter the two-year Restricted Period for a previously granted award (provided that the Committee may not extend the Restricted Period for a previously granted award without the Participant's written consent), (y) during any extension of such Restricted Period, provide for alternative restrictions (provided that nothing contained in this clause shall grant the Committee any additional powers under the Plan with respect to awards granted to or to be granted to Section 16(a) Persons), and (z) provide for the lapse of any such restrictions in installments and accelerate or waive any such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine, in its sole discretion, including, but not limited to, the Participant's Retirement, termination, death or Disability.

        (ii) Unless the Committee in its sole discretion shall determine otherwise at or prior to the time of the grant of any award, the Participant shall have the right to direct the vote of his shares of Restricted Stock during the Restricted Period, in accordance with paragraph (e) of this
    Section 5. The Participant shall have the right to receive any regular dividends on such shares of Restricted Stock. The Committee shall in its sole discretion determine the Participant's rights with respect to extraordinary dividends on the shares of Restricted Stock.

        (iii) Certificates for shares of Restricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire (or such earlier time as the restrictions may lapse in accordance with paragraph (c)(i) of this Section 5) without forfeiture in respect of such shares of Restricted Stock.

    (d) Subject to the provisions of paragraph (c)(i) of this Section 5, the following provisions shall apply to a Participant's shares of Restricted Stock prior to the end of the Restricted Period (including extensions and Related Employment):

        (i) Upon the death or Disability of a Participant, the restrictions on his or her Restricted Stock shall immediately lapse.

        (ii) If a Participant voluntarily terminates employment or if a Participant is involuntarily terminated for Cause, such Participant shall forfeit his or her Restricted Stock.

        (iii) If a Participant is involuntarily terminated without cause or retires from employment, but does not fall within the definition of Retirement, such Participant shall forfeit his or her Restricted Stock and receive in return, without interest, a cash payment equal to the portion of his or her annual compensation that had been paid in the form of such forfeited Restricted Stock.

        (iv) If a Participant whose total annual compensation is less than $100,000 terminates employment upon Retirement, he or she shall receive his or her Restricted Stock upon completion of the Restricted Period. If a Participant whose total annual compensation equals or exceeds $100,000 terminates employment upon Retirement, he or she shall receive, in the sole discretion of the Committee, either (A) his or her Restricted Stock upon the completion of the Restricted Period, or (B) a cash payment equal to the portion of his or her annual compensation that had been paid in the form of Restricted Stock, without interest.

    (e) Unless the Committee in its sole discretion shall determine otherwise at or prior to the time of the grant of any award, during the Restricted Period the shares of Restricted Stock shall be voted by the Company's senior administrative officer in charge of administering the Plan, or such other person as the Committee may designate (the "Plan Administrator"), and the Plan Administrator shall vote such shares in accordance with instructions received from Participants (unless to do so would constitute a violation of the Plan Administrator's fiduciary duties). Shares as to which no instructions are received shall be voted by the Plan Administrator proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of the Plan Administrator's fiduciary duties).

SECTION 6. ELECTION OF OPTIONS.

    (a) At the time a Participant is notified of his or her award of Restricted Stock under the Plan, the Committee in its sole discretion may permit such Participant to elect to receive up to a maximum of one-third (1/3) of his or her award in the form of Options. The Committee in its sole discretion shall determine the number of Options to be awarded in lieu of each share of Restricted Stock given up and may alter the maximum percentage of Restricted Stock which may be exchanged for Options. Such election shall be made within a period of 60 days after the grant of the award (or such shorter period after the date of the award as the Committee may specify). In the absence of such an election, the award will be paid entirely in shares of Restricted Stock.

    (b) Options will be granted with an exercise price equal to the fair market value of Stock, which will be the average of the Stock's closing prices on the Composite Tape of the New York Stock Exchange on the five trading days prior to the grant date. The Committee in its discretion shall determine the expiration date of the Options, provided that in no event shall the expiration date be later than ten years from the date of the award. Options granted under the Plan shall vest pursuant to a schedule determined by the Committee, in its sole discretion, prior to the Participant's election to receive Options.

    (c) Recipients of Options shall enter into a stock option agreement with the Company, in such form as the Committee shall determine, which agreement shall set forth, among other things, the exercise price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder.

    (d) Options are not transferable other than by will or the laws of descent and distribution. During the lifetime of the Participant the Options may be exercised only by the Participant.

    (e) An Option shall not be exercisable unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made (A) in United States dollars by cash or check, or (B) in lieu thereof, unless the Committee shall in its sole discretion determine otherwise, by tendering to the Company Stock owned by the person exercising the Option (or owned by the person exercising the Option and his or her spouse, jointly) and acquired at least six months prior to such tender, including shares of Restricted Stock awarded hereunder at least six months prior to such tender, and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations, or (C) by a combination of United States dollars and Stock as aforesaid.

    (f) An Option shall not be exercisable unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, an officer or employee of the Company or a Subsidiary, except that:

        (i) if such person shall cease to be an officer or employee of the Company or a Subsidiary solely by reason of a period of Related Employment, he or she may, during such period of Related Employment, exercise the Option as if he or she continued to be such an officer or employee; or

        (ii) if such person shall cease to be such an officer or employee on account of an involuntary termination of employment (other than death or Disability) or on account of voluntary termination of employment (which voluntary termination is not considered to be "retirement" as provided in subsection (v) below or "Retirement" as defined above), while holding an Option which has not expired and has not been fully exercised, such person may before the expiration of thirty (30) days after such termination (but in no event after the Option has expired under the provisions of Section 6(b) hereof) exercise the Option with respect to any shares as to which he or she could have exercised the Option on the date he or she terminated employment, except that the Committee may in its sole discretion refuse to permit a person who has voluntarily terminated his or her employment or who has been involuntarily terminated with Cause to exercise any Options after the date of termination; or

        (iii) if such person shall cease to be such an officer or employee by reason of death or Disability while holding an Option which has not expired and has not been fully exercised, such person (or in the case of death, his or her executors, administrators, heirs or distributees, as the case may be) may exercise the Option (but in no event after the Option has expired under the provisions of Section 6(b) hereof) with respect to any shares as to which such person could have exercised the Option on the date he or she ceased to be such an officer or employee; or

        (iv) if such person shall cease to be such an officer or employee by reason of Retirement while holding an Option which has not expired and has not been fully exercised, such person may exercise the Option with respect to any shares as to which he or she could have exercised the Option on the date he or she ceased to be such an officer or employee at any time within three years of the date he or she ceased to be such an officer or employee (but in no event after the Option has expired under the provisions of Section 6(b) hereof); or

        (v) if such person is not a Section 16(a) Person and such person shall cease to be an officer or employee because he or she has "retired" from employment (i.e., such person is no longer occupied within his or her business or profession and has terminated active employment with the Company or a Subsidiary after reaching age 55 and having completed at least five years of employment with the Company or a Subsidiary) but has not met the definition of "Retirement", while holding an Option which has not expired and has not been fully exercised, such person may exercise the Option with respect to any shares as to which he or she could have exercised the Option on the date he or she ceased to be such an officer or employee at any time within three years of the date he or she ceased to be such an officer or employee (but in no event after the Option has expired under the provisions of Section 6(b) hereof); or

        (vi) if within 30 days of his or her termination of employment for any reason, any person to whom an Option has been granted shall die or become disabled (as may be determined by the Board in its sole and absolute discretion) holding an Option which has not been fully exercised, he or she or his or her executors, administrators, heirs or distributees, as the case may be, and, at any time within one year after the date of such event (but in no event after the Option has expired under the provisions of Section 6(b) hereof), may exercise the Option with respect to any shares as to which such person could have exercised his Option at the time of his or her death or disability; or

        (vii) notwithstanding the foregoing provisions of this Section 6(f), the Committee shall have the authority, on a case by case basis, in its sole and absolute discretion, to extend for a period of up to two (2) years following the termination of employment of an optionee the period of vesting determined by the Committee prior to the Participant's election to receive Options and the period of exercisability, provided such extension complies with Section 6(b).

    (g) If an Option is exercised by a Participant, then, at the discretion of the committee administering the Company's Stock Option Plan, the Participant may receive a replacement or reload option under such Stock Option Plan in accordance with the provisions of such plan.

    (h) If the exercise price of an Option is paid by delivery of a number of shares of Restricted Stock, then the Participant shall receive, in connection with the exercise, an equal number of identically restricted shares of Stock; the remaining shares of Stock issued upon such exercise shall contain any applicable restrictions that are set forth in the Participant's stock option agreement and shall otherwise be unrestricted. In such event, the fair market value of shares of Restricted Stock delivered or withheld, for purposes of this Plan, shall not take into account the restrictions on such shares.

SECTION 7. ADMINISTRATION.

    The Plan shall be administered by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

    The Committee shall have the power and authority to grant Restricted Stock or Options to Participants, pursuant to the terms of the Plan.

    In particular, the Committee shall have the authority:

        (i) to select those employees of the Company and its Subsidiaries who are Eligible Employees;

        (ii) to determine whether and to what extent Restricted Stock or Options are to be granted to Participants hereunder;

        (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

        (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder; and

        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instructions evidencing the Options and Restricted Stock.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 8. ADJUSTMENTS UPON A CHANGE IN COMMON STOCK.

    In the event of any change in the outstanding Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event if such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan pursuant to Section 4(b), or in the number or kind of shares subject to, or the option price per share under, any outstanding Option which has been granted to any Participant, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan. In no event shall the excess of the aggregate fair market value of the Stock subject to the Options immediately after any substitution, exchange or adjustment over the aggregate option price for such Stock be more than the excess of the aggregate fair market value of all of the Stock subject to the Option immediately before any such substitution, exchange or adjustment over the aggregate option price of such Stock nor shall the adjusted Option give the holder thereof any additional benefits he did not have under the old Option.

SECTION 9. AMENDMENT AND TERMINATION.

    The Plan may be amended or terminated at any time and from time to time by the Board, but no amendment which increases the aggregate number of shares of Stock which may be issued pursuant to the Plan (except as provided in Section 8) shall be effective unless and until the same is approved by the stockholders of the Company. Neither an amendment to the Plan nor the termination of the Plan shall adversely affect any right of any Participant with respect to any Restricted Stock or Option theretofore granted without such Participant's written consent.

SECTION 10. GENERAL PROVISIONS.

    (a) The Committee may require each person purchasing shares pursuant to an Option to represent and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restriction on transfer.

    All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

    (c) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

    (d) A Participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability of such Participant.

    (e) The Company and its Subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Stock upon the lapse of restrictions on Restricted Stock or upon exercise of an Option that the Participant (or any beneficiary or person entitled to exercise the Option) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares. Unless the Committee shall in its sole discretion determine otherwise, payment for taxes required to be withheld may be made in whole or in part by an election by a Participant, in accordance with rules adopted by the Committee from time to time (A) to have the Company withhold Stock otherwise issuable pursuant to the Plan having a fair market value equal to such tax liability and/or (B) to tender to the Company shares of Stock owned by the person exercising the option and acquired more than six months prior to such tender (excluding shares of Restricted Stock awarded hereunder) and having a fair market value equal to such tax liability, such fair market value (in the case of clause (A) or (B)), to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations.

    (f) The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the 1934 Act or any successor statute, rule or regulation. All transactions involving any Section 16(a) Person shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in the Plan. Any provision of the Plan which is contrary to Rule 16b-3 shall not apply to Section 16(a) Persons.

SECTION 11. EFFECTIVE DATE OF PLAN.

    The Plan shall be effective on the date it is adopted by the Board, subject to the approval of stockholders.

                                                                         ANNEX D

                                TRAVELERS GROUP
                           1996 STOCK INCENTIVE PLAN
                              AS OF APRIL 24, 1996


    1. PURPOSE. The purpose of the Travelers Group 1996 Stock Incentive Plan (the "Plan") is to advance the interests of the Company, its Subsidiaries and stockholders by providing incentives to those Employees who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries.

    2. DEFINITIONS. For purposes of the Plan, the following terms shall have the following meanings:


        "Award" shall mean an Option or Reload Option granted under the Plan.

        "Award Agreement" shall mean the document evidencing an Award granted under the Plan.

        "Board" shall mean the Board of Directors of the Company.

        "Cause" shall mean (a) failure by a Participant to perform substantially his or her duties with the Company or a Subsidiary, after reasonable notice to the Participant of such failure; (b) conduct by a Participant that is in material competition with the Company or a Subsidiary or (c) conduct by a Participant that breaches his or her duty of loyalty to the Company or a Subsidiary or that is materially injurious to the Company or a Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to
    (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any Employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any Subsidiary to be employed or perform services elsewhere or (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary or (iv) disparaging the Company, any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act constitutes "Cause" shall be made by the Committee.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

        "Committee" shall mean, with respect to Section 16(a) Persons and Covered Employees, the Incentive Compensation Subcommittee, and with respect to all other Participants, either the Nominations and Compensation Committee or the Incentive Compensation Subcommittee, as the case may be.

        "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

        "Company" shall mean Travelers Group Inc., a Delaware corporation.

        "Covered Employees" shall mean "covered employees", as such term is defined in Section 162(m) of the Code.

        "Disability" shall mean a disability that renders an individual unable to be occupied within his or her business or profession for a specified period of time, as determined by the Committee, or its designee.

        "Employee" shall have the meaning set forth in General Instruction A to the Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended.

        "Employment" shall mean continuous employment with the Company or a Subsidiary, or in the case of a consultant, advisor or agent, a continuous contractual association between such person and the Company or a Subsidiary.

        "Exercise Price" shall mean the purchase price of a share of Common Stock covered by an Option or a Reload Option.

        "Fair Market Value" shall mean the closing price of the Common Stock as reported on the Composite Tape of the New York Stock Exchange, Inc. on the date that such Fair Market Value is to be determined, or if no shares were traded on the determination date, the immediately preceding day on which the Common Stock was traded, or the fair market value as determined by any other method adopted by the Committee, from time to time, which the Committee may deem appropriate under the circumstances, or as may be required in order to comply with or to conform to the requirements of applicable laws or regulations.

        "Incentive Compensation Subcommittee" shall mean a subcommittee of the Nominations and Compensation Committee, appointed by the Nominations and Compensation Committee, consisting of at least three (3) members thereof who are and shall remain "disinterested persons" as defined in Rule 16b-3 under the 1934 Act and who also qualify, and shall remain qualified as "outside directors" as defined in Section 162(m) of the Code.

        "Incentive Stock Option" shall mean an option which is intended to meet the requirements of Section 422 of the Code.


        "Incremental Shares" shall have the meaning set forth in Section 9(f).

        "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, rule or regulation.

        "Nominations and Compensation Committee" shall mean the Nominations and Compensation Committee appointed by the Board, consisting of at least three
    (3) members thereof who are and shall remain "disinterested persons" as defined in Rule 16b-3 under the 1934 Act.

        "Nonqualified Option" shall mean an option which is not intended to be an Incentive Stock Option.


        "Option" shall mean the right, granted under the Plan, to purchase a specified number of shares of Common Stock, at a fixed price for specified period of time.

        "Participant" shall mean an Employee who has received an Award under the Plan.

        "Plan" shall mean the Travelers Group 1996 Stock Incentive Plan, as the same may be amended from time to time.

        "Reload Options" shall have the meaning set forth in Section 10.

        "Related Employment" shall have the meaning set forth in Section 13.

        "Reload Grant Amount" shall have the meaning set forth in Section 10.

        "Restricted Period" shall mean the applicable period during which Incremental Shares are subject to restrictions on transferability.

        "Retirement" shall mean, unless the Committee determines otherwise, no longer being occupied within one's business or profession and having terminated active Employment with the Company or a Subsidiary after reaching age fifty-five (55) and having completed at least five (5) years of Employment with the Company or a Subsidiary.

        "Section 16(a) Persons" shall mean Employees who are subject to the reporting requirements of Section 16(a) of the 1934 Act.

        "Subsidiary" shall mean any entity at least one-half of whose outstanding voting stock, or beneficial ownership for entities other than corporations, is owned, directly or indirectly, by the Company, or which is otherwise controlled directly or indirectly by the Company.

        "Surrendered Shares" shall have the meaning set forth in Section 9(f).


        "Withheld Shares" shall have the meaning set forth in Section 9(f).

    3. COMMITTEE POWERS AND AUTHORITY.

    (a) Granting of Awards. Awards granted to Section 16(a) Persons and Covered Employees shall be granted by the Incentive Compensation Subcommittee. Awards granted to Employees who are not Section 16(a) Persons or Covered Employees may be granted by the Nominations and Compensation Committee or the Incentive Compensation Subcommittee. No Award shall be granted to any member of the Committee. The Committee shall have all of the powers vested in it by the terms of the Plan, including the power and authority to select the Employees to be granted Awards under the Plan, and, subject to any limitations which may be specifically set forth in the Plan, to determine the type, the Exercise Price and the number of shares exercisable in connection with each Option and Reload Option, to determine the terms, conditions and limitations applicable to the vesting and exercisability of Awards, to determine the time when Awards will be granted and paid and whether payment of any Award may be deferred, to establish objectives and conditions for earning Awards, to determine whether such objectives or conditions have been met, to determine the payment provisions applicable to the exercise of Options and Reload Options, to determine, modify, waive, extend or accelerate the terms and conditions for vesting, exercisability and forfeiture of Awards, to determine whether payment of an Award should be reduced or eliminated, to determine whether the Common Stock issued pursuant to Awards should be restricted in any manner, and the nature, terms and conditions of any such restrictions and to interpret the provisions of the Plan and all Awards granted hereunder.

    (b) Administration of the Plan. Subject to the allocation of responsibility for granting of Awards as set forth in Section 3(a) above, and to the extent permissible under Section 162(m) of the Code, the day-to-day administration of the Plan shall be managed by the Nominations and Compensation Committee, which shall have the power and authority to administer the Plan, to establish, amend and rescind such rules, regulations and administrative guidelines relating to the Plan, to prescribe and modify, as necessary, a form of Award Agreement, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and to take such actions and make such administrative determinations that the Nominations and Compensation Committee deems necessary or advisable. Any decision of the Nominations and Compensation Committee in the administration of the Plan, as described herein, shall be conclusive and binding on all parties concerned, including the Company, its stockholders and Subsidiaries and all Participants.

    (c) Delegation of Authority. The Nominations and Compensation Committee may delegate some or all of its authority over the day-to day-administration of the Plan, but only with respect to persons who are not Section 16(a) Persons or Covered Employees.

    (d) Committee Action. The Committee may act in writing by a majority of its members in office. The members of the Committee may authorize any one or more of the members of the Committee or any officer of the Company to execute and deliver documents on behalf of such Committee. No member of the Committee shall be personally liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

    4. PARTICIPATION BY SUBSIDIARIES. Upon approval by the Board or a committee authorized by the Board, Subsidiaries of the Company may participate in the Plan. A Subsidiary's participation in the Plan may be terminated at any time by the Board or an authorized committee. If the participation in the Plan of a Subsidiary shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Board or a committee authorized by the Board.


    5. MAXIMUM NUMBER OF SHARES.


    (a) Subject to the provisions of subsection (b) of this Section 5, the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be fifty million (50,000,000), subject to adjustment as provided in Section 15. As described in Section 9(f) below, Surrendered Shares and Withheld Shares shall not be counted towards the maximum number of shares that may be issued hereunder.

    (b) No Awards may be granted hereunder if such grant would cause the number of shares of Common Stock which are then subject to Awards which have been granted, have not been forfeited and remain unexercised under this Plan, or which are then subject to options, including reload options, which have been granted, have not been forfeited and remain unexercised under the Travelers Group Stock Option Plan, the Travelers Group Capital Accumulation Plan ("CAP"), the Travelers Group Employee Incentive Plan ("EIP") or any other similar benefit plan of the Company, to exceed ten percent (10%) of the total number of shares of Common Stock issued and outstanding, determined as of the close of the most recent fiscal quarter of the Company, in accordance with generally accepted accounting principles.

    (c) Common Stock issued pursuant to Awards granted under the Plan may be either authorized but unissued shares or previously issued shares reacquired by the Company, or both. The number of shares of Common Stock available for grant of Awards under the Plan shall be decreased by the sum of (1) the number of shares of Common Stock with respect to which Awards have been granted and are then outstanding but unexercised and (2) the number of shares of Common Stock that have been issued pursuant to exercise of Awards granted under the Plan, less the aggregate of the Surrendered Shares and the Withheld Shares.

    (d) In the event any outstanding Award expires, is terminated or is cancelled prior to the date the Plan is terminated, the shares of Common Stock that would otherwise be issuable with respect to the unexercised portion of such expired, terminated or cancelled Award may be made subject to a subsequent Award under the Plan.


    6. MAXIMUM NUMBER OF SHARES ISSUABLE TO ANY ONE EMPLOYEE. During the term of the Plan, the aggregate number of shares of Common Stock that may be issued to any one Employee pursuant to Awards granted under this Plan shall not exceed twelve million (12,000,000) shares (the "Maximum Allocation"). As described in
Section 9(f) below, Surrendered Shares and Withheld Shares shall not be counted towards the Maximum Allocation. The Maximum Allocation shall be subject to adjustment as provided in Section 15.

    7. RIGHTS WITH RESPECT TO COMMON STOCK. Participants who have been granted Awards under the Plan (and persons succeeding to such Participant's rights pursuant to the Plan) shall not have any rights as stockholders with respect to any Common Stock until the date of the issuance of such shares, unless the Committee determines otherwise.

    8. AWARD AGREEMENTS. Awards granted under the Plan shall be evidenced in the manner prescribed by the Committee from time to time in accordance with the Plan. The Committee may require that a Participant execute and deliver an Award Agreement to the Company in order to evidence a Participant's acceptance of an Award.

    9. OPTIONS.

    (a) Grant of Options. At the discretion of the Committee, Options granted under the Plan may be any type of option permitted under the Code. At the discretion of the Committee, a Participant may also be eligible to receive a Reload Option in connection with an Option exercise, as more particularly set forth in Section 10 below.

    (b) Option Exercise Price. The Committee shall determine the Exercise Price at the time each Option is granted, provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

    (c) Vesting Schedules; Exercisability. The Committee shall determine the vesting schedules and the terms, conditions and limitations governing exercisability of Options granted under the Plan. If the Committee does not specify a vesting schedule for a particular Option, the Option shall vest, on a cumulative basis, at the rate of twenty percent (20%) per year, on each anniversary date of the date of grant. Unless the Committee determines otherwise, an Option may not be exercised until a period of at least one (1) year has elapsed from the date of grant, and the term of any Option granted hereunder shall not exceed ten (10) years.

    (d) Payment of Exercise Price. A Participant may exercise all or any portion of a vested Option by making payment in full of the Exercise Price for the shares being acquired at the time of exercise. Such payment shall be made (i) in cash, in United States dollars, (ii) if permitted by the Committee, by tendering Common Stock owned by the Participant (or the person exercising the Option) including Common Stock owned jointly with his or her spouse, and acquired at least six (6) months prior to such tender, including (for exercise of Nonqualified Options only) restricted shares of Common Stock awarded under CAP or EIP or any other similar benefit plan of the Company, granted at least six
(6) months prior to such tender, and having a Fair Market Value equal to the Exercise Price applicable to such Option, (iii) by a combination of United States dollars and Common Stock as aforesaid or (iv) if permitted by the Committee, by authorizing the Company to sell, on behalf of the Participant, the appropriate number of shares otherwise issuable to the Participant upon the exercise of an Option with the proceeds of sale applied to pay the Exercise Price.

    (e) Payment with Restricted Common Stock. If the Exercise Price of an Option is paid by delivery of a number of restricted shares of Common Stock, then the Participant shall receive, in connection with the Option exercise, an equal number of shares of identically restricted Common Stock. The Fair Market Value of the restricted shares tendered by the Participant shall not be reduced to take into account any restrictions on such Common Stock.

    (f) Incremental Shares. For purposes of the Plan, "Incremental Shares" shall mean those shares of Common Stock actually issued to a Participant upon the exercise of an Option. If a Participant exercises an Option by paying the Exercise Price and the withholding taxes entirely in cash, the number of Incremental Shares will equal the number of shares exercised. If, however, a Participant exercises an Option by surrendering previously owned shares of Common Stock or restricted Common Stock, as may be permitted hereunder (the "Surrendered Shares"), to pay the Exercise Price of an Option, or if the Participant authorizes the Company to sell the appropriate number of shares of Common Stock in order to cover the Exercise Price, and/or requests that the Company withhold the appropriate number of shares otherwise issuable to cover the withholding tax liability associated with the Option exercise (the "Withheld Shares"), the number of Incremental Shares will equal the number of Option shares exercised minus the sum of (a) the number of Surrendered Shares or the number of shares of Common Stock sold by the Company on behalf of the Participant to pay the Exercise Price and (b) the Withheld Shares. Surrendered Shares and Withheld Shares shall not count towards the maximum number of shares that may be issued under the Plan as set forth in Sections 5 and 6 above.

    (g) Sale Restriction on Incremental Shares. The Incremental Shares issued as a result of the exercise of an Option may not be sold, assigned, pledged, hypothecated or otherwise transferred by the

Participant, except as specifically permitted pursuant to Section 16 below, for a period of one (1) year following the date of exercise if no Reload Option is granted in connection with such exercise, or for a period of two (2) years if a Reload Option is granted in connection with such exercise, or such other shorter or longer Restricted Periods as may be determined by the Committee.


    (h) Issuance of Incremental Shares. The Company may, but shall not be required to issue a stock certificate evidencing the issuance of Incremental Shares to a Participant. A "book entry" (i.e. computerized or manual entry) shall be made in the records of the Company to evidence the issuance of such shares where no certificate is issued. Such Company records shall, absent manifest error, be binding on the Participants. Each certificate, if any, registered in the name of a Participant shall bear an appropriate legend referring to the restrictions on transferability set forth herein, in such form as may be prescribed by the Committee from time to time. Any stock certificate issued in the name of the Participant evidencing shares of Common Stock subject to restrictions on transferability shall be held in the custody of the Company until the restrictions thereon have lapsed, and as a condition to the issuance of such certificate, the Participant shall deliver a stock power, endorsed in blank, relating to the shares covered by such certificate.

    (i) Termination of Employment. As a condition to the exercise of an Option, the Participant must have been, at all times during the period beginning on the date of grant of the Option and ending on the date of exercise, an Employee of the Company, a Subsidiary or of a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which
Section 424(a) of the Code applies. Except and only to the extent as specifically permitted by this Section 9(i), or unless the Committee determines otherwise at or after the time of grant, vesting of Options shall cease and Options shall no longer be exercisable following a termination of Employment.


        (1) Voluntary Termination. In the event of a voluntary termination of Employment other than pursuant to Retirement, vested Options (or vested portions thereof) that have not been exercised and have not expired shall be forfeited upon the close of business on the last day of Employment.

        (2) Involuntary Termination for Cause. In the event of an involuntary termination of Employment for Cause, vested Options (or vested portions thereof) that have not been exercised and have not expired shall be forfeited upon the close of business on the last day of Employment.

        (3) Involuntary Termination other than for Cause. In the event of an involuntary termination of Employment other than for Cause and not due to death or Disability, vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised at any time within thirty (30) days following the last day of Employment, but in no event after the Option has expired.


        (4) Death. In the event of a Participant's death prior to the termination of Employment, the Committee may permit unvested Options to continue to vest as scheduled. Vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised by the Participant's executors, administrators, heirs or distributees at any time prior to the expiration date of the Option. If a Participant dies at any time after a termination of Employment, the provisions relating to the particular conditions of such termination of Employment shall govern the vesting and exercisability of Options granted to such Participant, except that if a Participant dies within thirty (30) days of an involuntary termination (other than for Cause), the provisions of subsection (8) below shall apply.

        (5) Disability. In the event of a Participant's Disability prior to the termination of Employment, vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised at any time prior to the expiration date of the Option, provided the Participant continues to meet the conditions prescribed by the Committee for determination of Disability. The Committee shall determine a Participant's rights with respect to unvested Options, at the time of determination of Disability. However, unless the Committee determines otherwise, if a Participant holds any unvested Options at the time of determination of Disability no further vesting shall occur unless and until the Participant resumes Employment with the Company or a Subsidiary upon the earlier to occur of (a) the end of the period of Disability (or any related leave of absence as permitted under the Company's policy governing family and medical leave), or (b) twelve (12) months (or such other time period as determined by the Committee) after the determination of the Disability. If the Participant resumes Employment with the Company or a Subsidiary within the applicable time limits, then vesting shall resume, effective on the return-to-work date, without any credit given for the time period during which the Participant was unable to work as a result of the Disability or the related leave of absence. If the Participant does not resume Employment with the Company or a Subsidiary within the applicable time limits or, if at any time prior to the end of any remaining period of vesting and/or exercisability of Options, the Participant no longer meets the conditions prescribed by the Committee for the determination of Disability, all unvested and unexercised Options shall be forfeited.

        (6) Retirement. In the event a Participant ceases to be an Employee by reason of Retirement, vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised at any time within three (3) years following the last day of Employment, but in no event after the Option has expired. However, if at any time after such Retirement and prior to the end of any remaining period of exercisability, the Participant no longer meets the conditions of Retirement, as prescribed by the Committee, then all unexercised Options shall be forfeited.

        (7) Related Employment. If a Participant ceases to be an Employee solely by reason of a period of Related Employment, to the extent approved by the Committee (i) vested Options (or vested portions thereof) that have not been exercised and have not expired may be exercised during such period of Related Employment; (ii) unvested Options shall continue to vest as scheduled and (iii) death and Disability shall be treated as if the Participant had not terminated Employment.

        (8) Death or Disability within Thirty Days of Termination. If a Participant shall die or become Disabled within thirty (30) days of his or her involuntary termination of Employment other than for Cause, vested Options (or vested portions thereof) that have not been exercised and have not expired or been forfeited may be exercised by the Participant or his or her executors, administrators, heirs or distributees, as the case may be, at any time within one (1) year after the date of such event, but in no event after the Option has expired.

    10. RELOAD OPTIONS. A Reload Option gives the Participant the right to purchase a number of shares of Common Stock equal to the number of Surrendered Shares and/or the number of Withheld Shares (the "Reload Grant Amount"). At the discretion of the Committee, Reload Options granted under the Plan may be any type of option permitted under the Code.

    (a) Eligibility for Reload Options. Upon the exercise of an Option or a Reload Option granted hereunder or an option granted under other benefit plans which may be designated by the Committee from time to time (including but not limited to CAP or EIP), the Participant, at the discretion of the Committee, may receive a Reload Option on the terms, conditions and limitations determined by the Committee, from time to time.

    (b) Market Price Requirement. For a Participant to receive a Reload Option in connection with an Option exercise, the Fair Market Value of a share of Common Stock on the date of exercise must equal or exceed the minimum market price level, expressed as a percentage of the Exercise Price, established by the Committee from time to time (the "Market Price Requirement"). If the Fair Market Value of the Common Stock on the date of exercise of the Option does not equal or exceed the applicable Market Price Requirement, a vested Option may be exercised but no Reload Option will be granted in connection with such exercise. In no event will the Market Price Requirement be less than one hundred percent (100%) of the Exercise Price of any Option to which it applies. Unless the Committee selects a different percentage, the Market Price Requirement shall be one hundred twenty percent (120%).

    (c) Election by Participant. A Participant who has been determined by the Committee to be eligible to receive a Reload Option may elect, at the time of exercising an Option, whether to receive (i) Incremental Shares of Common Stock issuable upon the Option exercise, which Incremental Shares will be subject to restrictions on transferability for a period of one (1) year, or such other shorter or longer period as may be determined by the Committee, and no Reload Option, or (ii) Incremental Shares of Common Stock issuable upon the Option exercise, subject to restrictions on transferability for a period of two (2) years, or such other shorter or longer period as may be determined by the Committee, and a Reload Option for the number of shares equal to the Reload Grant Amount. Section 16(a) Persons may only exercise Options pursuant to clause
(ii) of the previous sentence.

    (d) Exercise Price and Features of Reload Options. The Committee shall determine the Exercise Price at the time each Reload Option is granted, provided that the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the underlying Option exercise date. Reload Options shall be subject to the terms and provisions contained in the Plan, including, but not limited to Sections 9(d) through 9(i), and such other terms, conditions and limitations as the Committee shall determine from time to time regarding the vesting, exercisability, forfeiture, payment provisions and other features of Reload Options. Unless the Committee determines otherwise, a Reload Option shall vest on the six-month anniversary of the date of grant and shall expire on the same date as the underlying Option with respect to which the Reload Option was granted.

    11. INCENTIVE STOCK OPTIONS. The terms and conditions of any Incentive Stock Options granted hereunder shall be subject to and shall be designed to comply with the provisions of Section 422 of the Code, and any other administrative procedures adopted by the Committee, from time to time. Incentive Stock Options may not be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

    12. FORFEITURE OF AWARDS.

    (a) Options. In any instance where the vesting and/or exercisability of an Option or Reload Option extends past the date of termination of a Participant's Employment, either pursuant to the terms of the Plan or by action of the Committee, the rights of the Participant to continued vesting and exercisability shall be forfeited if, in the determination of the Committee, the Participant, at any time within such remaining period of continued vesting or exercisability engages in any of the conduct described in subparagraphs (b) or (c) of the definition of Cause under this Plan.

    (b) Incremental Shares. If during any period following the exercise of an Option or Reload Option and prior to the expiration of the Restricted Period on any Incremental Shares issued upon such exercise, the Participant, in the determination of the Committee, engages in any of the conduct described in subparagraph (c) of the definition of Cause under this Plan, at the option of the Committee, the Participant shall forfeit such Incremental Shares and shall receive instead, a cash payment, without interest, equal to the original Exercise Price for the Option or Reload Option under which the Incremental Shares were issued, multiplied by the number of Incremental Shares forfeited.

    13. RELATED EMPLOYMENT. For the purposes of this Plan, Related Employment shall mean the employment of an individual by an employer that is neither the Company nor a Subsidiary, provided (i) such employment is undertaken by the individual at the request of the Company or a Subsidiary, (ii) immediately prior to undertaking such employment the individual was an Employee of the Company or a Subsidiary, or was engaged in Related Employment as herein defined and (iii) such employment is recognized by the Committee, in its discretion, as Related Employment. The death or Disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of the Plan, as if the death or Disability had occurred while the individual was an Employee of the Company or a Subsidiary.

    14. CHANGE OF CONTROL. Notwithstanding anything to the contrary contained herein, upon a "Change of Control" (defined below), all outstanding Options and Reload Options shall become immediately exercisable with respect to one hundred percent (100%) of the Common Stock subject thereto. "Change of Control" shall mean the occurrence of any of the following, unless such occurrence shall have been approved or ratified by at least a two-thirds (2/3) vote of the Continuing Directors (defined below): (A) any person within the meaning of Sections 13(d) and 14(d) of the 1934 Act, shall have become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of shares of stock of the Company having twenty five percent (25%) or more of the total number of votes that may be cast for election of the directors of the Company, or (B) there shall have been a change in the composition of the Board such that at any time a majority of the Board shall have been members of the Board for less than twenty-four (24) months, unless the election of each new director who was not a director at the beginning of the period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period, or who were approved as directors pursuant to the provisions of this Section (the "Continuing Directors").

    15. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, distribution, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, and if the Committee determines that such change equitably requires an adjustment in (a) the number or kind of shares that may be issued pursuant to Awards granted under the Plan;
(b) the number or kind of shares subject to an Option or Reload Option; (c) the Exercise Price under any outstanding Option or Reload Option; or (d) any measure of performance, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan. In no event shall the excess of the aggregate Fair Market Value of the Common Stock subject to Awards immediately after any such adjustment over the aggregate Exercise Price for such Awards be more than the excess of the aggregate Fair Market Value of all of the Common Stock subject to the Award immediately before any such adjustment over the aggregate Exercise Price without regard to the adjustment, nor shall the adjusted Award give the Participant any additional benefits he or she did not have under the Award without regard to the adjustment.

    16. TRANSFERABILITY. Options, Reload Options and, during any period of restrictions on transferability, Incremental Shares, may not be sold, assigned, pledged, hypothecated or otherwise transferred by the Participant other than by will or the laws of descent and distribution, except as provided in this Section
16. The Committee may permit (on such terms, conditions and limitations as it shall establish) Options and Reload Options to be transferred one time to or to a trust or similar vehicle for the benefit of a Participant's immediate family members (the "Permitted Transferees"). Except to the extent required by law, no right or interest of any Participant in the Plan or any Award granted hereunder shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of the Participant. All rights with respect to Awards granted to a Participant shall be exercisable during his or her lifetime only by the Participant, or if applicable, the Permitted Transferees. A Participant may designate one or more beneficiaries to succeed to the rights of the Participant with respect to Awards granted under the Plan in the event of the death of the Participant, by providing written notice of such designation to the Committee, on such form as may be prescribed by the Committee. If no such notice is received, the Participant's estate shall succeed to the rights of Participant with respect to Awards granted under the Plan.

    17. INCOME AND WITHHOLDING TAXES. The Company and its Subsidiaries shall have the right to deduct from all amounts paid to a Participant (or his or her beneficiaries or any Permitted Transferee) under the Plan any Federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option or Reload Option that the Participant (or any beneficiary or person entitled to act on behalf of the Participant) pay to the Company, upon demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold Federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares. Unless the Committee shall in its discretion determine otherwise, payment for taxes required to be withheld may be made in whole or in part by a Participant's election, in accordance with rules adopted by the Committee from time to time, (a) to have the Company withhold shares of Common Stock otherwise issuable pursuant to the Plan having a Fair Market Value equal to such tax liability and/or (b) to tender to the Company shares of Common Stock owned by the Participant (or the person exercising the Option), including Common Stock owned jointly with his or her spouse, and acquired at least six (6) months prior to such tender (excluding restricted stock awarded under CAP or EIP) and having a Fair Market Value equal to such tax liability.


    18. MISCELLANEOUS PROVISIONS.

    (a) No Rights to Awards or Employment. No Employee shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee any right to employment with the Company or any Subsidiary. In addition, the Company and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from liability, or any claim under the Plan, except as provided herein or in an Award Agreement.

    (b) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

    (c) Securities Law Compliance. No Common Stock or other securities shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable Federal and state and international securities statutes, rules and regulations. The appropriate officers of the Company or its Subsidiaries shall cause to be filed any reports, returns or other information regarding Awards or Common Stock issued under the Plan as may be required by Section 13 or 15(d) of the 1934 Act or any other applicable statute, rule or regulation.

    (d) Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the 1934 Act, as such rule may be amended from time to time. All transactions involving any Section 16(a) Person shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to Rule 16b-3 shall not apply to Section 16(a) Persons.

    (e) Expenses of the Plan. The expenses of the administration of the Plan shall be borne by the Company and its Subsidiaries.

    (f) Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Common Stock under the Plan and the issuance of Common Stock shall be subordinate to the claims of the Company's general creditors.

    (g) Arbitration. All claims and disputes between a Participant and the Company or any Subsidiary arising out of the Plan or any Award granted hereunder shall be submitted to arbitration in accordance with the then current arbitration policy of the Company or the Subsidiary with whom the Participant is Employed. Notice of demand for arbitration shall be given in writing to the other party and shall be made within a reasonable time after the claim or dispute has arisen. The award rendered by the arbitrator shall be made in accordance with the provisions of the Plan, shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The provisions of this Section 18(g) shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

    19. TERMINATION; AMENDMENT. The Plan shall terminate on the earlier to occur of (a) a resolution of the Board of Directors terminating the Plan or (b) April 23, 2006. The Plan may be amended or suspended at any time and from time to time by the Board, provided that no amendment shall be made without stockholder approval, if stockholder approval is required under applicable law. No termination, amendment or suspension of the Plan shall adversely affect any right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant's written consent. Subject to the foregoing limitations, the Committee shall have the authority to amend certain Plan provisions to the extent necessary to permit participation in the Plan by Employees who are employed outside of the United States on terms and conditions which are comparable to those afforded to Employees located within the United States.


    20. PARTIAL INVALIDITY. If any term or provision of this Plan or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by applicable law.

    21. DEFERRALS. The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an Incentive Stock Option. In addition, the Committee may determine that all or a portion of a payment to a Participant, whether to be made in cash, shares of Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms and conditions as the Committee shall determine.

    22. STOCKHOLDER ADOPTION; EFFECTIVE DATE. The Plan shall be submitted to the stockholders of the Company for their approval and adoption, and shall become effective upon adoption by stockholders. No Award shall be granted hereunder unless and until the Plan has been so approved and adopted.

P

R

O                            TRAVELERS GROUP INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X               OF TRAVELERS GROUP INC. FOR THE ANNUAL MEETING
                                 APRIL 24, 1996
Y


     The undersigned hereby constitutes and appoints Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Travelers Group Inc. (the "Company") to be held at Carnegie Hall, 881 Seventh Avenue, New York, New York on Wednesday, April 24, 1996 at 8:30 a.m. local time, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

     If shares of Travelers Group Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Travelers Group Inc. Common Stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES (OR, IN THE CASE OF A VOTING PLAN, WILL BE VOTED IN THE DISCRETION OF THE PLAN TRUSTEE OR ADMINISTRATOR) UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.




                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE

|X|Please mark votes
as in this example
-------------------------------------------------------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE FOR EACH OF THE PROPOSALS
-------------------------------------------------------------------------------
 1.   Proposal to elect one class of        FOR    _        WITHHELD  _
      directors consisting of six           ALL   |_|         FROM   |_|
      directors to a three-year term.     NOMINEES             ALL
                                                            NOMINEES
      NOMINEES:  C. Michael Armstrong,
      Kenneth J. Bialkin, Dudley C.
      Mecum, Sanford I. Weill, Joseph R.      MARK HERE
      Wright, Jr. and Arthur Zankel          FOR ADDRESS   _
                                              CHANGE AND  |_|
                                              NOTE BELOW
       _
      |_| FOR, EXCEPT AUTHORITY TO VOTE WITHHELD FROM
          THE ABOVE NOMINEE(S)(WRITE NAMES(S) ON LINE):

      ---------------------------------------


-------------------------------------------------------------------------------
 2.   Proposal to ratify the selection of     FOR     AGAINST       ABSTAIN
      KPMG Peat Marwick LLP as the            |_|        |_|          |_|
      Company's independent auditors for
      1996.

                                              FOR      AGAINST      ABSTAIN
 3.   Proposal to amend the Certificate       |_|        |_|          |_|
      of Incorporation of Travelers Group
      Inc. to increase to 1.5 billion the
      shares of Common Stock authorized
      for issuance.


 4.   Proposal to increase the number of      FOR      AGAINST      ABSTAIN
      shares issuable under the Travelers     |_|        |_|          |_|
      Group Capital Accumulation Plan and
      to approve certain other amendments.


 5.   Proposal to adopt the Travelers         FOR      AGAINST      ABSTAIN
      Group 1996 Stock Incentive Plan.        |_|        |_|          |_|

-------------------------------------------------------------------------------
                               The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement.






                                The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof.



                                      IF NO BOXES ARE MARKED THIS PROXY
                                      WILL BE VOTED IN THE MANNER DESCRIBED
                                      ON THE REVERSE SIDE.



                                NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                      HEREIN. JOINT OWNERS SHOULD EACH SIGN.
                                      WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                      ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                      PLEASE GIVE FULL TITLE AS SUCH.


------------------------------------        ------------------------------------
SIGNATURE                 DATE              SIGNATURE                 DATE